The Penn Mutual Life Insurance Company

Variable Life Account I

Audited Financial Statements

as of December 31, 2025

and for the periods presented

PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, PA 19103 +1 (267) 330 3000 www.pwc.com

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and the Contract Owners of Penn Mutual Variable Life Account I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (hereafter collectively referred to as the “subaccounts”) of Penn Mutual Variable Life Account I as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the subaccounts of Penn Mutual Variable Life Account I as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of The Penn Mutual Life Insurance Company’s management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Penn Mutual Variable Life Account I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Penn Mutual Variable Life Account I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodians and the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

Philadelphia, PA

April 15, 2026

We have served as the auditor of one or more of the subaccounts of Penn Mutual Variable Life Account I since 2004.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Assets:
Investments at fair value	$25,030,053	$9,615,406	$33,635,179	$19,117,383	$444,258,421
Dividends receivable	—	—	—	—	—
Receivable for securities sold	5,323	—	7,472	16,197	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	14,239	—	—	362,960

Total Net Assets	$25,035,376	$9,601,167	$33,642,651	$19,133,580	$443,895,461

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$861,079	$130,200	$1,421,023	$1,487,402	$33,428,123
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	3,994,265	2,051,259	5,329,537	4,627,393	85,399,399
Cornerstone VUL III	524,549	596,743	1,483,149	1,209,431	24,254,535
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	19,655,483	6,822,965	25,408,942	11,109,335	298,956,299
Momentum Builder	—	—	—	700,019	1,857,105

Total Net Assets	$25,035,376	$9,601,167	$33,642,651	$19,133,580	$443,895,461

Accumulation of Unit Values:
Cornerstone VUL	$16.36	$23.07	$34.12	$70.74	$242.61

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$15.54	$22.06	$32.42	$65.25	$199.80

Cornerstone VUL III	$14.04	$19.64	$26.00	$46.81	$126.50

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$14.43	$19.92	$25.24	$51.55	$115.16

Momentum Builder	$23.05	$—	$59.98	$125.51	$464.19

Number of Shares	25,035,376	626,299	1,921,339	928,364	3,709,329
Cost of Investments	$25,035,376	$8,514,545	$31,531,691	$13,354,930	$175,208,507

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Assets:
Investments at fair value	$26,907,421	$85,773,026	$18,148,125	$63,830,047	$51,893,441
Dividends receivable	—	—	—	—	—
Receivable for securities sold	9,005	—	25,220	—	100,517

Liabilities:
Due to The Penn Mutual Life Insurance Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	64,392	—	104,082	—

Total Net Assets	$26,916,426	$85,708,634	$18,173,345	$63,725,965	$51,993,958

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$1,967,004	$6,258,810	$244,540	$3,878,957	$5,376,470
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	9,040,435	19,745,586	1,402,234	27,846,374	20,854,338
Cornerstone VUL III	3,169,655	10,138,309	1,058,005	9,827,021	3,945,332
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	12,739,332	48,899,632	15,468,566	22,173,613	21,781,761
Momentum Builder	—	666,297	—	—	36,057

Total Net Assets	$26,916,426	$85,708,634	$18,173,345	$63,725,965	$51,993,958

Accumulation of Unit Values:
Cornerstone VUL	$37.05	$125.82	$48.53	$35.60	$111.30

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$37.99	$110.22	$49.29	$36.51	$92.35

Cornerstone VUL III	$39.03	$42.76	$52.10	$37.51	$45.75

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$42.20	$68.80	$57.95	$40.56	$52.02

Momentum Builder	$—	$176.71	$—	$—	$188.25

Number of Shares	663,947	777,403	370,431	1,575,815	926,643
Cost of Investments	$14,241,111	$38,590,389	$11,164,430	$35,781,737	$24,950,191

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Assets:
Investments at fair value	$45,928,839	$221,488,405	$36,098,994	$29,505,995	$11,651,493
Dividends receivable	—	—	—	—	—
Receivable for securities sold	358,769	211,309	—	31,295	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	—	357,989	—	37,742

Total Net Assets	$46,287,608	$221,699,714	$35,741,005	$29,537,290	$11,613,751

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$2,098,104	$5,762,258	$2,094,168	$860,654	$254,237
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	15,549,619	50,404,201	7,142,585	8,855,566	1,673,760
Cornerstone VUL III	4,431,587	20,837,401	4,935,633	2,913,526	938,482
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	24,208,298	144,695,854	21,568,619	16,907,544	8,747,272
Momentum Builder	—	—	—	—	—

Total Net Assets	$46,287,608	$221,699,714	$35,741,005	$29,537,290	$11,613,751

Accumulation of Unit Values:
Cornerstone VUL	$33.56	$108.40	$71.69	$71.86	$50.92

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$34.42	$109.28	$60.88	$72.44	$51.72

Cornerstone VUL III	$35.36	$65.43	$34.77	$52.57	$54.66

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$38.23	$87.74	$60.76	$56.34	$60.81

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	1,223,245	3,552,880	911,993	839,366	280,255
Cost of Investments	$24,662,863	$91,590,975	$21,482,803	$19,196,837	$7,610,017

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$8,369,441	$4,660,223	$34,678,469	$52,096,324	$8,629,467
Dividends receivable	—	—	—	—	—
Receivable for securities sold	22,613	—	200,079	178,641	9,018

Liabilities:
Due to The Penn Mutual Life Insurance Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	4,463	—	—	—

Total Net Assets	$8,392,054	$4,655,760	$34,878,548	$52,274,965	$8,638,485

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$65,341	$111,951	$1,240,560	$2,058,834	$17,801
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	867,883	571,903	10,693,637	13,552,798	522,696
Cornerstone VUL III	106,965	412,915	7,457,868	5,573,312	114,969
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	7,351,865	3,558,991	15,486,483	31,090,021	7,983,019
Momentum Builder	—	—	—	—	—

Total Net Assets	$8,392,054	$4,655,760	$34,878,548	$52,274,965	$8,638,485

Accumulation of Unit Values:
Cornerstone VUL	$46.21	$37.94	$95.85	$127.58	$34.61

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$47.39	$38.91	$96.63	$128.23	$35.49

Cornerstone VUL III	$48.68	$39.97	$33.36	$88.28	$36.46

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$52.64	$43.22	$40.54	$90.15	$39.43

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	159,424	108,299	464,552	903,786	220,482
Cost of Investments	$7,827,647	$4,201,339	$19,179,726	$30,015,266	$7,028,853

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Assets:
Investments at fair value	$8,596,239	$66,958,409	$17,655,658	$20,016,078	$5,179,801
Dividends receivable	—	—	—	—	—
Receivable for securities sold	5,059	—	172,182	—	477

Liabilities:
Due to The Penn Mutual Life Insurance Company	$—	$—	$—	$—	$—
Payable for securities purchased	—	733,226	—	198,143	—

Total Net Assets	$8,601,298	$66,225,183	$17,827,840	$19,817,935	$5,180,278

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$28,184	$3,852,683	$320,501	$280,812	$7,210
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	881,630	16,796,922	3,546,956	2,898,350	68,941
Cornerstone VUL III	283,210	5,900,691	1,493,021	1,412,195	66,050
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	7,408,274	39,674,887	12,467,362	15,226,578	5,038,077
Momentum Builder	—	—	—	—	—

Total Net Assets	$8,601,298	$66,225,183	$17,827,840	$19,817,935	$5,180,278

Accumulation of Unit Values:
Cornerstone VUL	$20.66	$79.07	$11.95	$53.05	$29.87

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$21.18	$69.47	$12.25	$53.88	$30.63

Cornerstone VUL III	$21.76	$40.48	$12.58	$56.95	$31.47

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$23.53	$51.92	$13.61	$63.35	$34.02

Momentum Builder	$—	$—	$—	$—	$—

Number of Shares	367,106	1,457,420	1,315,708	579,811	154,728
Cost of Investments	$6,160,507	$44,352,932	$16,133,017	$15,172,698	$3,776,442

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2025

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Assets:
Investments at fair value	$19,412,900	$12,567,344	$2,802,672	$3,423,503
Dividends receivable	—	—	—	—
Receivable for securities sold	141,120	—	14	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	$—	$—	$—	$—
Payable for securities purchased	—	953	—	431

Total Net Assets	$19,554,020	$12,566,391	$2,802,686	$3,423,072

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Cornerstone VUL	$68,999	$53,893	$127,967	$37,072
Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	612,286	1,182,648	1,914,330	1,305,997
Cornerstone VUL III	235,266	447,683	56,915	59,128
Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	18,637,469	10,882,167	703,474	2,020,875
Momentum Builder	—	—	—	—

Total Net Assets	$19,554,020	$12,566,391	$2,802,686	$3,423,072

Accumulation of Unit Values:
Cornerstone VUL	$30.36	$25.34	$21.54	$17.73

Cornerstone VUL II/Variable Estate Max/ Variable Estate Max II	$31.13	$25.98	$22.09	$18.18

Cornerstone VUL III	$31.98	$26.69	$22.69	$18.68

Cornerstone VUL IV/Variable Estate Max III/Diversified Growth VUL/Survivorship Growth VUL/Diversified Advantage VUL	$34.58	$28.86	$24.54	$20.19

Momentum Builder	$—	$—	$—	$—

Number of Shares	576,985	446,091	117,661	175,004
Cost of Investments	$13,631,036	$8,391,324	$2,288,273	$2,792,847

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2025

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$830,220	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	21,842	11,497	37,387	38,889	702,742

Net investment income (loss)	808,378	(11,497)	(37,387)	(38,889)	(702,742)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	146,117	105,629	885,473	23,617,117
Net change in unrealized gain (loss) of investments	—	401,692	2,256,773	691,039	24,785,467

Net realized and unrealized gain (loss) on investments	—	547,809	2,362,402	1,576,512	48,402,584

Net increase (decrease) in net assets resulting from operations	$808,378	$536,312	$2,325,015	$1,537,623	$47,699,842

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	62,244	170,431	11,755	179,880	137,948

Net investment income (loss)	(62,244)	(170,431)	(11,755)	(179,880)	(137,948)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,376,560	6,996,269	1,994,615	3,890,995	2,980,145
Net change in unrealized gain (loss) of investments	1,847,924	4,862,331	(259,609)	1,299,081	1,849,922

Net realized and unrealized gain (loss) on investments	3,224,484	11,858,600	1,735,006	5,190,076	4,830,067

Net increase (decrease) in net assets resulting from operations	$3,162,240	$11,688,169	$1,723,251	$5,010,196	$4,692,119

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	92,814	315,801	67,561	53,567	16,117

Net investment income (loss)	(92,814)	(315,801)	(67,561)	(53,567)	(16,117)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,498,747	10,883,223	2,107,501	1,195,267	1,080,681
Net change in unrealized gain (loss) of investments	2,519,501	22,662,937	(1,770,108)	720,810	(61,359)

Net realized and unrealized gain (loss) on investments	5,018,248	33,546,160	337,393	1,916,077	1,019,322

Net increase (decrease) in net assets resulting from operations	$4,925,434	$33,230,359	$269,832	$1,862,510	$1,003,205

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2025

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	4,835	5,320	82,756	93,349	3,049

Net investment income (loss)	(4,835)	(5,320)	(82,756)	(93,349)	(3,049)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	33,064	407,647	2,079,226	3,554,501	144,232
Net change in unrealized gain (loss) of investments	88,095	(255,388)	794,526	1,732,296	802,163

Net realized and unrealized gain (loss) on investments	121,159	152,259	2,873,752	5,286,797	946,395

Net increase (decrease) in net assets resulting from operations	$116,324	$146,939	$2,790,996	$5,193,448	$943,346

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	5,388	127,523	21,263	20,682	3,361

Net investment income (loss)	(5,388)	(127,523)	(21,263)	(20,682)	(3,361)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	431,477	4,418,970	226,913	1,013,968	581,888
Net change in unrealized gain (loss) of investments	1,594,577	1,117,450	3,826,002	(567,883)	91,399

Net realized and unrealized gain (loss) on investments	2,026,054	5,536,420	4,052,915	446,085	673,287

Net increase (decrease) in net assets resulting from operations	$2,020,666	$5,408,897	$4,031,652	$425,403	$669,926

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	3,868	6,467	8,666	6,045

Net investment income (loss)	(3,868)	(6,467)	(8,666)	(6,045)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	890,685	519,178	56,295	105,217
Net change in unrealized gain (loss) of investments	1,221,560	747,253	196,413	171,232

Net realized and unrealized gain (loss) on investments	2,112,245	1,266,431	252,708	276,449

Net increase (decrease) in net assets resulting from operations	$2,108,377	$1,259,964	$244,042	$270,404

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$808,378	$1,369,171	$(11,497)	$(12,161)	$(37,387)	$(38,920)
Net realized gain (loss) from investment transactions	—	—	146,117	85,706	105,629	130,741
Net change in unrealized gain (loss) of investments	—	—	401,692	380,171	2,256,773	622,220

Net increase (decrease) in net assets resulting from operations	808,378	1,369,171	536,312	453,716	2,325,015	714,041

Variable Life Activities:
Purchase payments	2,533,802	4,569,537	477,503	562,390	1,402,413	1,728,772
Death benefits	(165,022)	(573,835)	(63,005)	(68,103)	(207,712)	(114,414)
Cost of insurance	(1,846,592)	(1,945,413)	(391,450)	(381,343)	(1,266,361)	(1,377,365)
Net transfers	1,643,792	(8,838,841)	413,604	641,949	141,720	2,356,948
Transfer of policy loans	475,599	170,447	56,526	23,356	169,226	195,134
Mortality and expense risk charges	(116,594)	(196,884)	(30,279)	(38,685)	(101,945)	(115,132)
Contract administration charges	(29,495)	(39,997)	(9,235)	(9,829)	(36,048)	(47,205)
Surrender benefits	(1,152,450)	(4,023,830)	(572,501)	(170,153)	(899,286)	(1,471,769)

Net increase (decrease) in net assets resulting from variable life activities	1,343,040	(10,878,816)	(118,837)	559,582	(797,993)	1,154,969

Total increase (decrease) in net assets	2,151,418	(9,509,645)	417,475	1,013,298	1,527,022	1,869,010
Net Assets:
Beginning of year	22,883,958	32,393,603	9,183,692	8,170,394	32,115,629	30,246,619

End of year	$25,035,376	$22,883,958	$9,601,167	$9,183,692	$33,642,651	$32,115,629

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(38,889)	$(37,971)	$(702,742)	$(686,767)	$(62,244)	$(59,777)
Net realized gain (loss) from investment transactions	885,473	627,902	23,617,117	23,731,666	1,376,560	1,965,480
Net change in unrealized gain (loss) of investments	691,039	732,921	24,785,467	23,421,460	1,847,924	1,455,572

Net increase (decrease) in net assets resulting from operations	1,537,623	1,322,852	47,699,842	46,466,359	3,162,240	3,361,275

Variable Life Activities:
Purchase payments	694,377	778,816	13,526,136	15,146,276	1,210,933	1,064,632
Death benefits	(150,730)	(42,812)	(3,986,298)	(4,069,373)	(263,886)	(175,014)
Cost of insurance	(797,041)	(794,319)	(12,807,474)	(12,558,662)	(1,435,188)	(1,264,113)
Net transfers	(333,464)	255,698	(6,862,232)	(5,600,269)	67,015	(711,063)
Transfer of policy loans	150,485	60,848	2,017,072	2,534,134	90,109	90,282
Mortality and expense risk charges	(53,556)	(56,824)	(1,630,728)	(1,761,844)	(69,284)	(73,618)
Contract administration charges	(23,597)	(24,694)	(443,293)	(446,710)	(27,827)	(29,361)
Surrender benefits	(429,353)	(449,183)	(8,923,778)	(10,839,258)	(412,585)	(606,451)

Net increase (decrease) in net assets resulting from variable life activities	(942,879)	(272,470)	(19,110,595)	(17,595,706)	(840,713)	(1,704,706)

Total increase (decrease) in net assets	594,744	1,050,382	28,589,247	28,870,653	2,321,527	1,656,569
Net Assets:
Beginning of year	18,538,836	17,488,454	415,306,214	386,435,561	24,594,899	22,938,330

End of year	$19,133,580	$18,538,836	$443,895,461	$415,306,214	$26,916,426	$24,594,899

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(170,431)	$(155,866)	$(11,755)	$(11,689)	$(179,880)	$(174,631)
Net realized gain (loss) from investment transactions	6,996,269	5,991,431	1,994,615	1,356,014	3,890,995	4,348,755
Net change in unrealized gain (loss) of investments	4,862,331	12,486,448	(259,609)	1,212,129	1,299,081	7,746,462

Net increase (decrease) in net assets resulting from operations	11,688,169	18,322,013	1,723,251	2,556,454	5,010,196	11,920,586

Variable Life Activities:
Purchase payments	2,434,201	2,540,551	678,332	813,446	2,083,818	2,370,507
Death benefits	(574,802)	(337,642)	(34,297)	(35,341)	(415,957)	(521,974)
Cost of insurance	(2,806,894)	(2,619,234)	(412,817)	(419,897)	(2,615,209)	(2,655,038)
Net transfers	(3,212,372)	55,972	(1,903,552)	211,152	(616,909)	(1,956,448)
Transfer of policy loans	441,513	434,193	73,538	212,459	298,994	319,561
Mortality and expense risk charges	(319,218)	(344,818)	(115,142)	(131,117)	(182,838)	(205,926)
Contract administration charges	(80,216)	(91,126)	(20,880)	(19,583)	(88,891)	(93,529)
Surrender benefits	(1,782,022)	(1,747,465)	(369,631)	(389,928)	(1,933,047)	(1,659,743)

Net increase (decrease) in net assets resulting from variable life activities	(5,899,810)	(2,109,569)	(2,104,449)	241,191	(3,470,039)	(4,402,590)

Total increase (decrease) in net assets	5,788,359	16,212,444	(381,198)	2,797,645	1,540,157	7,517,996
Net Assets:
Beginning of year	79,920,275	63,707,831	18,554,543	15,756,898	62,185,808	54,667,812

End of year	$85,708,634	$79,920,275	$18,173,345	$18,554,543	$63,725,965	$62,185,808

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(137,948)	$(139,627)	$(92,814)	$(92,071)	$(315,801)	$(287,551)
Net realized gain (loss) from investment transactions	2,980,145	3,171,629	2,498,747	2,177,355	10,883,223	8,951,639
Net change in unrealized gain (loss) of investments	1,849,922	2,700,909	2,519,501	2,277,781	22,662,937	28,479,274

Net increase (decrease) in net assets resulting from operations	4,692,119	5,732,911	4,925,434	4,363,065	33,230,359	37,143,362

Variable Life Activities:
Purchase payments	1,489,984	1,684,161	1,421,229	1,595,252	8,736,598	8,417,535
Death benefits	(501,332)	(272,011)	(285,851)	(141,950)	(682,372)	(481,106)
Cost of insurance	(1,919,713)	(1,994,910)	(1,589,751)	(1,600,101)	(5,215,216)	(4,833,342)
Net transfers	(360,970)	(330,464)	1,487,260	(415,177)	1,862,934	1,031,413
Transfer of policy loans	171,186	255,677	179,508	199,491	678,426	736,620
Mortality and expense risk charges	(122,326)	(135,829)	(124,376)	(135,020)	(1,300,579)	(1,287,376)
Contract administration charges	(58,336)	(73,629)	(50,794)	(52,858)	(158,166)	(160,954)
Surrender benefits	(1,515,429)	(1,759,838)	(1,241,958)	(1,297,772)	(4,796,579)	(3,346,004)

Net increase (decrease) in net assets resulting from variable life activities	(2,816,936)	(2,626,843)	(204,733)	(1,848,135)	(874,954)	76,786

Total increase (decrease) in net assets	1,875,183	3,106,068	4,720,701	2,514,930	32,355,405	37,220,148
Net Assets:
Beginning of year	50,118,775	47,012,707	41,566,907	39,051,977	189,344,309	152,124,161

End of year	$51,993,958	$50,118,775	$46,287,608	$41,566,907	$221,699,714	$189,344,309

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(continued)

	Mid Cap Growth Fund		Mid Cap Value Fund		Mid Core Value Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(67,561)	$(71,669)	$(53,567)	$(54,437)	$(16,117)	$(16,839)
Net realized gain (loss) from investment transactions	2,107,501	2,368,958	1,195,267	2,002,299	1,080,681	619,585
Net change in unrealized gain (loss) of investments	(1,770,108)	(1,551,154)	720,810	1,714,351	(61,359)	370,732

Net increase (decrease) in net assets resulting from operations	269,832	746,135	1,862,510	3,662,213	1,003,205	973,478

Variable Life Activities:
Purchase payments	1,312,469	1,514,855	1,155,856	1,219,650	418,893	498,149
Death benefits	(185,758)	(184,926)	(222,191)	(181,064)	(188,779)	(77,118)
Cost of insurance	(1,128,126)	(1,240,115)	(1,164,173)	(1,238,722)	(359,913)	(352,528)
Net transfers	92,566	(67,137)	(577,970)	(1,829,451)	(1,365,768)	(55,078)
Transfer of policy loans	249,375	199,137	507,646	132,387	124,560	46,669
Mortality and expense risk charges	(134,801)	(154,523)	(78,054)	(92,100)	(53,360)	(54,402)
Contract administration charges	(44,456)	(48,964)	(36,721)	(40,613)	(14,102)	(14,787)
Surrender benefits	(1,014,893)	(1,112,373)	(835,713)	(1,005,210)	(217,181)	(433,843)

Net increase (decrease) in net assets resulting from variable life activities	(853,624)	(1,094,046)	(1,251,320)	(3,035,123)	(1,655,650)	(442,938)

Total increase (decrease) in net assets	(583,792)	(347,911)	611,190	627,090	(652,445)	530,540
Net Assets:
Beginning of year	36,324,797	36,672,708	28,926,100	28,299,010	12,266,196	11,735,656

End of year	$35,741,005	$36,324,797	$29,537,290	$28,926,100	$11,613,751	$12,266,196

	SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(4,835)	$(5,140)	$(5,320)	$(4,969)	$(82,756)	$(83,370)
Net realized gain (loss) from investment transactions	33,064	288,726	407,647	467,161	2,079,226	2,028,670
Net change in unrealized gain (loss) of investments	88,095	500,443	(255,388)	(74,234)	794,526	1,919,779

Net increase (decrease) in net assets resulting from operations	116,324	784,029	146,939	387,958	2,790,996	3,865,079

Variable Life Activities:
Purchase payments	672,692	686,255	246,471	208,923	1,060,003	1,231,410
Death benefits	(32,133)	(61,711)	(55,296)	(60,161)	(278,058)	(164,370)
Cost of insurance	(236,692)	(205,253)	(165,197)	(144,652)	(1,214,024)	(1,259,406)
Net transfers	(1,824,273)	2,443,458	(1,527,072)	1,327,458	(523,887)	(311,980)
Transfer of policy loans	260,153	20,648	23,075	29,255	413,204	151,268
Mortality and expense risk charges	(137,318)	(156,982)	(40,982)	(45,215)	(65,481)	(70,442)
Contract administration charges	(9,849)	(15,900)	(7,154)	(6,162)	(50,183)	(53,134)
Surrender benefits	(343,336)	(73,429)	(67,043)	(186,425)	(1,106,208)	(1,216,143)

Net increase (decrease) in net assets resulting from variable life activities	(1,650,756)	2,637,086	(1,593,198)	1,123,021	(1,764,634)	(1,692,797)

Total increase (decrease) in net assets	(1,534,432)	3,421,115	(1,446,259)	1,510,979	1,026,362	2,172,282
Net Assets:
Beginning of year	9,926,486	6,505,371	6,102,019	4,591,040	33,852,186	31,679,904

End of year	$8,392,054	$9,926,486	$4,655,760	$6,102,019	$34,878,548	$33,852,186

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(continued)

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(93,349)	$(97,152)	$(3,049)	$(3,011)	$(5,388)	$(4,931)
Net realized gain (loss) from investment transactions	3,554,501	3,978,419	144,232	205,568	431,477	186,751
Net change in unrealized gain (loss) of investments	1,732,296	(88,663)	802,163	456,054	1,594,577	(66,029)

Net increase (decrease) in net assets resulting from operations	5,193,448	3,792,604	943,346	658,611	2,020,666	115,791

Variable Life Activities:
Purchase payments	1,671,698	1,819,745	738,510	782,086	398,541	411,998
Death benefits	(400,164)	(293,843)	—	(3,578)	—	(6,615)
Cost of insurance	(1,666,045)	(1,736,749)	(168,126)	(150,929)	(157,877)	(143,865)
Net transfers	(2,321,992)	(1,909,479)	39,577	307,025	(181,290)	909,850
Transfer of policy loans	425,495	252,636	11,788	26,674	30,373	45,275
Mortality and expense risk charges	(129,197)	(142,736)	(127,551)	(134,396)	(66,411)	(66,090)
Contract administration charges	(57,015)	(61,905)	(5,394)	(5,638)	(4,736)	(4,836)
Surrender benefits	(1,300,619)	(1,836,671)	(170,172)	(228,958)	(182,841)	(279,476)

Net increase (decrease) in net assets resulting from variable life activities	(3,777,839)	(3,909,002)	318,632	592,286	(164,241)	866,241

Total increase (decrease) in net assets	1,415,609	(116,398)	1,261,978	1,250,897	1,856,425	982,032
Net Assets:
Beginning of year	50,859,356	50,975,754	7,376,507	6,125,610	6,744,873	5,762,841

End of year	$52,274,965	$50,859,356	$8,638,485	$7,376,507	$8,601,298	$6,744,873

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(127,523)	$(125,408)	$(21,263)	$(21,447)	$(20,682)	$(20,832)
Net realized gain (loss) from investment transactions	4,418,970	3,305,091	226,913	49,308	1,013,968	1,271,296
Net change in unrealized gain (loss) of investments	1,117,450	401,585	3,826,002	(617,305)	(567,883)	(14,650)

Net increase (decrease) in net assets resulting from operations	5,408,897	3,581,268	4,031,652	(589,444)	425,403	1,235,814

Variable Life Activities:
Purchase payments	2,015,901	2,186,130	816,479	880,097	741,810	699,779
Death benefits	(590,780)	(442,317)	(161,345)	(59,656)	(210,178)	(218,755)
Cost of insurance	(2,183,164)	(2,183,397)	(598,281)	(581,126)	(607,002)	(597,323)
Net transfers	(181,235)	(504,851)	(1,091,415)	470,735	(416,995)	238,525
Transfer of policy loans	664,715	361,292	428,017	151,831	224,290	125,536
Mortality and expense risk charges	(132,663)	(145,447)	(55,087)	(59,399)	(60,431)	(70,496)
Contract administration charges	(71,472)	(74,941)	(21,379)	(21,299)	(21,883)	(23,317)
Surrender benefits	(2,005,937)	(2,055,562)	(649,186)	(595,305)	(402,846)	(824,213)

Net increase (decrease) in net assets resulting from variable life activities	(2,484,635)	(2,859,093)	(1,332,197)	185,878	(753,235)	(670,264)

Total increase (decrease) in net assets	2,924,262	722,175	2,699,455	(403,566)	(327,832)	565,550
Net Assets:
Beginning of year	63,300,921	62,578,746	15,128,385	15,531,951	20,145,767	19,580,217

End of year	$66,225,183	$63,300,921	$17,827,840	$15,128,385	$19,817,935	$20,145,767

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024

(continued)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund
	2025	2024	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(3,361)	$(4,168)	$(3,868)	$(3,394)	$(6,467)	$(7,553)
Net realized gain (loss) from investment transactions	581,888	177,823	890,685	800,460	519,178	736,689
Net change in unrealized gain (loss) of investments	91,399	431,075	1,221,560	1,025,555	747,253	368,055

Net increase (decrease) in net assets resulting from operations	669,926	604,730	2,108,377	1,822,621	1,259,964	1,097,191

Variable Life Activities:
Purchase payments	383,914	410,179	1,181,012	1,314,281	436,090	470,036
Death benefits	(442,914)	(1,578)	(5,175)	(1,557)	(14,663)	(450,742)
Cost of insurance	(94,706)	(101,727)	(456,438)	(468,894)	(387,581)	(410,184)
Net transfers	(391,166)	92,872	(787,976)	(602,387)	48,355	(557,269)
Transfer of policy loans	62,359	23,782	15,579	14,835	55,136	26,963
Mortality and expense risk charges	(47,776)	(55,158)	(167,557)	(167,722)	(47,336)	(59,422)
Contract administration charges	(11,149)	(11,845)	(21,020)	(22,697)	(11,898)	(12,884)
Surrender benefits	(602,885)	(303,137)	(521,729)	(206,441)	(801,908)	(520,082)

Net increase (decrease) in net assets resulting from variable life activities	(1,144,323)	53,388	(763,304)	(140,582)	(723,805)	(1,513,584)

Total increase (decrease) in net assets	(474,397)	658,118	1,345,073	1,682,039	536,159	(416,393)
Net Assets:
Beginning of year	5,654,675	4,996,557	18,208,947	16,526,908	12,030,232	12,446,625

End of year	$5,180,278	$5,654,675	$19,554,020	$18,208,947	$12,566,391	$12,030,232

	Moderately Conservative Allocation Fund		Conservative Allocation Fund
	2025	2024	2025	2024
Operations:
Net investment income (loss)	$(8,666)	$(8,415)	$(6,045)	$(6,667)
Net realized gain (loss) from investment transactions	56,295	67,685	105,217	87,999
Net change in unrealized appreciation (depreciation) of investments	196,413	118,948	171,232	105,490

Net increase (decrease) in net assets resulting from operations	244,042	178,218	270,404	186,822

Variable Life Activities:
Purchase payments	101,535	158,537	110,420	86,801
Death benefits	(36,347)	(50,047)	—	(4,258)
Cost of insurance	(157,096)	(164,907)	(131,473)	(124,321)
Net transfers	(64,948)	134,586	(287,821)	113,461
Transfer of policy loans	46	143	55	1,776
Mortality and expense risk charges	(6,026)	(5,837)	(5,382)	(5,680)
Contract administration charges	(2,424)	(2,610)	(4,516)	(4,663)
Surrender benefits	(2,655)	(168,929)	(1,255)	(322,484)

Net increase (decrease) in net assets resulting from variable life activities	(167,915)	(99,064)	(319,972)	(259,368)

Total increase (decrease) in net assets	76,127	79,154	(49,568)	(72,546)
Net Assets:
Beginning of year	2,726,559	2,647,405	3,472,640	3,545,186

End of year	$2,802,686	$2,726,559	$3,423,072	$3,472,640

The accompanying notes are an integral part of these financial statements.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

Notes to Financial Statements — December 31, 2025

Note 1. Organization

Penn Mutual Variable Life Account I (“Account I”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account I offers units to variable life contract owners to provide for the accumulation of value and for the payment of benefits. Account I contains contracts of the Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Diversified Growth VUL, Variable EstateMax, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL and Momentum Builder variable life products. Contract owners may borrow up to a specified amount depending on the policy value at any time by submitting a written request for a policy loan. Under applicable insurance law, the assets and liabilities of Account I are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2. Significant Accounting Policies

The preparation of the accompanying financial statements and notes in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and variable life activities during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account I are as follows:

Investments — Assets of Account I are invested into subaccounts, which invest in the shares of Penn Series Funds, Inc. (“Penn Series”), an affiliate of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation.

Penn Series is an open-end diversified management investment company.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account I on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account I consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the Statements of Operations related to such consent dividends.

For the year ended December 31, 2025, consent dividends in Account I were:

Consent Dividends
Money Market Fund	—
Limited Maturity Bond Fund	405,534
Quality Bond Fund	1,436,577
High Yield Bond Fund	1,154,058
Flexibly Managed Fund	66,857,116

Note 2. Significant Accounting Policies (continued)

Consent Dividends
Balanced Fund	4,104,670
Large Growth Stock Fund	11,628,251
Large Cap Growth Fund	882,906
Large Core Growth Fund	—
Large Cap Value Fund	3,629,448
Large Core Value Fund	1,540,192
Index 500 Fund	17,970,659
Mid Cap Growth Fund	271,523
Mid Cap Value Fund	1,365,220
Mid Core Value Fund	930,484
SMID Cap Growth Fund	126,105
SMID Cap Value Fund	211,719
Small Cap Growth Fund	3,608,882
Small Cap Value Fund	4,398,669
Small Cap Index Fund	551,324
Developed International Index Fund	600,211
International Equity Fund	7,527,105
Emerging Markets Equity Fund	176,632
Real Estate Securities Fund	1,027,437
Aggressive Allocation Fund	859,517
Moderately Aggressive Allocation Fund	3,039,737
Moderate Allocation Fund	1,735,139
Moderately Conservative Allocation Fund	307,200
Conservative Allocation Fund	314,249

Federal Income Taxes — The operations of Account I are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provision of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account I to the extent the earnings are credited under contracts. Based on this, there is no charge to Account I for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable life contract will not be treated as a life contract for federal tax purposes for any period unless the investments of the segregated asset account on which the contract is based are adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account I satisfies the current requirements of the regulations, and Penn Mutual intends that Account I will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement. Account I has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Note 2. Significant Accounting Policies (continued)

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Penn Mutual’s understanding of the market.

The fair value of all the investments in Account I are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3. Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December 31, 2025:

	Purchases	Sales
Money Market Fund	$8,467,988	$7,146,790
Limited Maturity Bond Fund	1,157,233	1,287,566
Quality Bond Fund	2,333,549	3,168,928
High Yield Bond Fund	867,278	1,849,046
Flexibly Managed Fund	6,502,805	26,316,141
Balanced Fund	1,002,716	1,905,671
Large Growth Stock Fund	2,413,490	8,483,731
Large Cap Growth Fund	748,191	2,864,395
Large Core Growth Fund	1,222,230	4,872,150
Large Cap Value Fund	1,079,578	4,034,461
Large Core Value Fund	3,372,341	3,669,890
Index 500 Fund	10,616,366	11,807,122
Mid Cap Growth Fund	1,803,017	2,724,202
Mid Cap Value Fund	1,040,454	2,345,341
Mid Core Value Fund	457,927	2,129,694
SMID Cap Growth Fund	863,098	2,518,689
SMID Cap Value Fund	288,693	1,887,210
Small Cap Growth Fund	990,152	2,837,542
Small Cap Value Fund	1,531,210	5,402,398
Small Cap Index Fund	997,050	681,467
Developed International Index Fund	904,668	1,074,298
International Equity Fund	5,102,527	7,714,684
Emerging Markets Equity Fund	762,403	2,115,865
Real Estate Securities Fund	1,294,616	2,068,533
Aggressive Allocation Fund	614,439	1,762,123
Moderately Aggressive Allocation Fund	985,727	1,752,899
Moderate Allocation Fund	470,552	1,200,824
Moderately Conservative Allocation Fund	86,501	263,081
Conservative Allocation Fund	90,719	416,737

Note 4. Related Party Transactions and Contract Charges

Penn Mutual received $53,237,075 and $53,292,976 from Account I for mortality and risk expense, cost of insurance, contract administration and certain other charges for the years ended December 31, 2025 and 2024. These amounts charged include those assessed through a reduction in unit value, as well as those assessed through redemption of units.

Note 4. Related Party Transactions and Contract Charges (continued)

The following products assess mortality and expense charges as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL	0.75%of value of the subaccounts.	0.90%of value of the subaccounts.

Cornerstone VUL II	0.90%of value of the subaccounts. The rate has been lowered on a non-guaranteed basis to 0.40% of value of the subaccounts.	0.90% of value of the subaccounts.

Cornerstone VUL III	0.45%of account value.	0.90%of account value.

Momentum Builder	0.65%of account value.	0.65%of account value.

Variable Estate Max	0.90%of value of the subaccounts. The rate has been lowered on a non-guaranteed basis to 0.40% of value of the subaccounts.	0.90% of value of the subaccounts.

Variable Estate Max II	0.90%of value of the subaccounts. The rate has been lowered on a non-guaranteed basis to 0.40% of value of the subaccounts.	0.90% of value of the subaccounts.

The following products assess mortality and expense charges as a redemption of units held by the contract owner. They are as follows:

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Cornerstone VUL IV

0.45% on the first $25,000 of account value; 0.15% on account value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of account value; 0.30% on account value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Advantage VUL

0% of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% of the first $50,000 of value of the subaccounts, plus an annual rate of 0.30% of the value in excess of $50,000 of the subaccounts; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Diversified Growth VUL

During the first 120 months after the policy date 0.35% on the first $25,000 of policy value; 0.05% on policy value in excess of $25,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

0.60% on the first $50,000 of policy value; 0.30% on policy value in excess of $50,000; and a monthly expense charge per $1,000 of specified amount during the first 10 years varying by issue age, sex (if applicable), and rate class. The same load will apply for the first 10 years following an increase in specified amount.

Note 4. Related Party Transactions and Contract Charges (continued)

Products	Mortality & Risk Expense	Guaranteed Maximum Rate
Survivorship Growth VUL

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Variable Estate Max III

0.60% of account value (policy years 1 – 10); 0.05% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

0.90% of account value (policy years 1 – 10); 0.35% of account value thereafter; and a monthly expense charge per $1,000 of specified amount during the first 10 years. The same load will apply for the first 10 years following an increase in specified amount.

Certain charges of the products are reflected as a redemption of units held by the policyholder. These are as follows:

A surrender charge may be charged on full surrender of the policy depending on the policy year of the surrender and whether there has been an increase in the Specified Amount. The amount of the surrender charge if any, will in no event exceed the maximum allowed by state or federal law. For Diversified Advantage VUL, a surrender charge will also be charged if the Specified Amount is decreased in the first five policy years.

A charge equal to the lesser of 2% of the amount withdrawn and $25 will be charged on a partial withdrawal. The charge will be deducted from the available Net Cash Surrender Value and will be considered part of the partial withdrawal.

Premium charges on purchase payments are withdrawn from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 4.00%. Premium charges on purchase payments range from 2.25% to 8.00%, except for Survivorship Growth VUL and Variable EstateMax III in the first year, which has a charge of 30% for premiums below the Maximum Surrender Charge Premium.

For each Cornerstone VUL, Cornerstone VUL II, Cornerstone VUL III, Cornerstone VUL IV, Variable Estate Max, Variable EstateMax II, Variable EstateMax III, Survivorship Growth VUL, Diversified Growth VUL, and Diversified Advantage VUL policy, on the date of issue and each monthly anniversary, a monthly deduction is made from the policy value. The monthly deduction consists of cost of insurance charges, administrative charges and any charges for additional benefits added by supplemental agreement to a policy.

For each Momentum Builder policy, each month on the date specified in the contract (or on the date the contract is withdrawn in full if other than the date specified), a $4 contract administration charge, or a lesser amount under state insurance laws, is deducted from the contract value as well as a cost of insurance charge.

Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Note 5. Accumulation Units

	December 31, 2025			December 31, 2024
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	584,844	(497,783)	1,708,800	373,301	(1,160,525)	1,621,739
Limited Maturity Bond Fund	59,105	(65,738)	471,562	93,170	(62,731)	478,195
Quality Bond Fund	93,168	(124,147)	1,269,703	216,491	(160,513)	1,300,682
High Yield Bond Fund	17,025	(35,090)	338,866	24,689	(29,856)	356,931
Flexibly Managed Fund	60,112	(199,439)	3,356,893	91,554	(233,610)	3,496,220
Balanced Fund	27,890	(51,216)	674,087	30,417	(80,352)	697,413
Large Growth Stock Fund	39,410	(137,007)	1,180,477	96,049	(130,238)	1,278,074
Large Cap Growth Fund	14,486	(52,696)	320,714	43,004	(38,052)	358,924
Large Core Growth Fund	35,656	(132,645)	1,680,380	26,307	(164,283)	1,777,369

Note 5. Accumulation Units (continued)

	December 31, 2025			December 31, 2024
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Large Cap Value Fund	20,571	(64,636)	779,255	30,060	(73,327)	823,320
Large Core Value Fund	96,549	(105,838)	1,272,842	35,222	(94,590)	1,282,131
Index 500 Fund	137,977	(139,476)	2,482,047	140,193	(136,677)	2,483,546
Mid Cap Growth Fund	32,315	(48,643)	643,492	33,077	(53,786)	659,820
Mid Cap Value Fund	19,323	(40,716)	489,758	23,050	(78,228)	511,151
Mid Core Value Fund	8,066	(38,599)	198,377	13,609	(22,108)	228,910
SMID Cap Growth Fund	17,852	(51,085)	161,588	68,583	(17,463)	194,821
SMID Cap Value Fund	7,142	(44,577)	110,332	52,262	(26,333)	147,767
Small Cap Growth Fund	25,185	(63,637)	729,199	29,561	(66,510)	767,651
Small Cap Value Fund	18,934	(58,195)	529,812	21,692	(66,363)	569,073
Small Cap Index Fund	28,567	(19,549)	220,867	35,526	(18,745)	211,849
Developed International Index Fund	43,376	(53,485)	370,818	84,686	(38,168)	380,927
International Equity Fund	94,434	(142,253)	1,200,470	62,328	(117,923)	1,248,289
Emerging Markets Equity Fund	65,453	(184,254)	1,351,301	169,843	(154,181)	1,470,102
Real Estate Securities Fund	20,780	(33,487)	324,233	32,902	(44,496)	336,940
Aggressive Allocation Fund	19,260	(57,303)	152,674	16,114	(14,167)	190,717
Moderately Aggressive Allocation Fund	30,280	(54,755)	568,233	51,109	(55,191)	592,708
Moderate Allocation Fund	17,767	(45,390)	441,490	14,295	(76,503)	469,113
Moderately Conservative Allocation Fund	4,116	(11,684)	123,787	12,926	(18,198)	131,355
Conservative Allocation Fund	4,806	(22,999)	177,182	9,770	(24,794)	195,375

Note 6. Financial Highlights

Account I is a funding vehicle for a number of variable life products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The Net Assets calculation in the table below excludes the accrual balance related to the “Due to The Penn Mutual Life Insurance Company” line in the Statement of Assets and Liabilities.

The following table was developed by determining which products offered within Account I have the lowest and highest total return. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account I as contract owners may not have selected all available and applicable contract options.

	January 1, 2025	December 31, 2025			For the Year ended December 31, 2025
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	13.6 to 22.38	1,708,800	14.04 to 23.05	25,035,376	3.62	0.40 to 0.90	2.91 to 3.68
Limited Maturity Bond Fund	18.59 to 21.89	471,562	19.64 to 23.07	9,601,167	—	0.40 to 0.90	5.37 to 6.16
Quality Bond Fund	23.47 to 56.13	1,269,703	25.24 to 59.98	33,642,651	—	0.40 to 0.90	6.75 to 7.56
High Yield Bond Fund	43.19 to 116.03	338,866	46.81 to 125.51	19,133,580	—	0.40 to 0.90	8.06 to 8.87
Flexibly Managed Fund	102.85 to 417.28	3,356,893	115.16 to 464.19	443,895,461	—	0.40 to 0.90	11.13 to 11.97
Balanced Fund	32.93 to 37.23	674,087	37.05 to 42.2	26,916,426	—	0.40 to 0.90	12.52 to 13.37
Large Growth Stock Fund	37.26 to 154.3	1,180,477	42.76 to 176.71	85,708,634	—	0.40 to 0.90	14.42 to 15.28
Large Cap Growth Fund	44.53 to 52.78	320,714	48.53 to 57.95	18,173,345	—	0.40 to 0.90	8.98 to 9.8
Large Core Growth Fund	33.02 to 37.33	1,680,380	35.6 to 40.56	63,725,965	—	0.40 to 0.90	7.84 to 8.65
Large Cap Value Fund	41.78 to 172.26	779,255	45.75 to 188.25	51,993,958	—	0.40 to 0.90	9.18 to 10
Large Core Value Fund	30.14 to 34.08	1,272,842	33.56 to 38.23	46,287,608	—	0.40 to 0.90	11.35 to 12.18
Index 500 Fund	55.95 to 93.4	2,482,047	65.43 to 109.28	221,699,714	—	0.40 to 0.90	16.59 to 17.47
Mid Cap Growth Fund	34.63 to 71.62	643,492	34.77 to 71.69	35,741,005	—	0.40 to 0.90	0.1 to 0.85
Mid Cap Value Fund	49.45 to 68.1	489,758	52.57 to 72.44	29,537,290	—	0.40 to 0.90	6 to 6.8
Mid Core Value Fund	47.2 to 55.95	198,377	50.92 to 60.81	11,613,751	—	0.40 to 0.90	7.87 to 8.68
SMID Cap Growth Fund	45.65 to 51.61	161,588	46.21 to 52.64	8,392,054	—	0.40 to 0.90	1.23 to 2
SMID Cap Value Fund	37.26 to 42.12	110,332	37.94 to 43.22	4,655,760	—	0.40 to 0.90	1.83 to 2.6
Small Cap Growth Fund	30.84 to 89.29	729,199	33.36 to 96.63	34,878,548	—	0.40 to 0.90	7.84 to 8.65

Note 6. Financial Highlights (continued)

	January 1, 2025	December 31, 2025			For the Year ended December 31, 2025
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Small Cap Value Fund	80.05 to 116.21	529,812	88.28 to 128.23	52,274,965	—	0.40 to 0.90	9.96 to 10.78
Small Cap Index Fund	31.14 to 35.2	220,867	34.61 to 39.43	8,638,485	—	0.40 to 0.90	11.17 to 12.01
Developed International Index Fund	15.94 to 18.02	370,818	20.66 to 23.53	8,601,298	—	0.40 to 0.90	29.63 to 30.6
International Equity Fund	37.35 to 73.18	1,200,470	40.48 to 79.07	66,225,183	—	0.40 to 0.90	8.05 to 8.86
Emerging Markets Equity Fund	9.38 to 10.6	1,351,301	11.95 to 13.61	17,827,840	—	0.40 to 0.90	27.36 to 28.31
Real Estate Securities Fund	52.24 to 61.92	324,233	53.05 to 63.35	19,817,935	—	0.40 to 0.90	1.54 to 2.3
Aggressive Allocation Fund	26.75 to 30.24	152,674	29.87 to 34.02	5,180,278	—	0.40 to 0.90	11.66 to 12.5
Moderately Aggressive Allocation Fund	27.31 to 30.88	568,233	30.36 to 34.58	19,554,020	—	0.40 to 0.90	11.16 to 12
Moderate Allocation Fund	22.96 to 25.96	441,490	25.34 to 28.86	12,566,391	—	0.40 to 0.90	10.34 to 11.17
Moderately Conservative Allocation Fund	19.82 to 22.4	123,787	21.54 to 24.54	2,802,686	—	0.40 to 0.90	8.7 to 9.52
Conservative Allocation Fund	16.46 to 18.61	177,182	17.73 to 20.19	3,423,072	—	0.40 to 0.90	7.68 to 8.49

	January 1, 2024	December 31, 2024			For the Year ended December 31, 2024
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	13.05 to 21.52	1,621,739	13.6 to 22.38	22,883,958	4.60	0.40 to 0.90	3.88 to 4.67
Limited Maturity Bond Fund	17.67 to 20.88	478,195	18.59 to 21.89	9,183,692	—	0.40 to 0.90	4.84 to 5.63
Quality Bond Fund	22.92 to 55.18	1,300,682	23.47 to 56.13	32,115,629	—	0.40 to 0.90	1.62 to 2.39
High Yield Bond Fund	40.22 to 108.27	356,931	43.19 to 116.03	18,538,836	—	0.40 to 0.90	7.05 to 7.86
Flexibly Managed Fund	91.47 to 373.53	3,496,220	102.85 to 417.28	415,306,214	—	0.40 to 0.90	11.6 to 12.45
Balanced Fund	28.8 to 32.31	697,413	32.93 to 37.23	24,594,899	—	0.40 to 0.90	14.34 to 15.21
Large Growth Stock Fund	28.98 to 120.25	1,278,074	37.26 to 154.3	79,920,275	—	0.40 to 0.90	28.19 to 29.16
Large Cap Growth Fund	38.65 to 45.47	358,924	44.53 to 52.78	18,554,543	—	0.40 to 0.90	15.21 to 16.08
Large Core Growth Fund	27.05 to 30.36	1,777,369	33.02 to 37.33	62,185,808	—	0.40 to 0.90	22.04 to 22.96
Large Cap Value Fund	37.29 to 154.05	823,320	41.78 to 172.26	50,118,775	—	0.40 to 0.90	11.71 to 12.56
Large Core Value Fund	27.23 to 30.55	1,282,131	30.14 to 34.08	41,566,907	—	0.40 to 0.90	10.7 to 11.54
Index 500 Fund	45.1 to 75.26	2,483,546	55.95 to 93.4	189,344,309	—	0.40 to 0.90	23.67 to 24.61
Mid Cap Growth Fund	34.03 to 70.6	659,820	34.63 to 71.62	36,324,797	—	0.40 to 0.90	1.44 to 2.21
Mid Cap Value Fund	43.84 to 60.35	511,151	49.45 to 68.1	28,926,100	—	0.40 to 0.90	12.46 to 13.31
Mid Core Value Fund	43.88 to 51.62	228,910	47.2 to 55.95	12,266,196	—	0.40 to 0.90	7.57 to 8.39
SMID Cap Growth Fund	41 to 46	194,821	45.65 to 51.61	9,926,486	—	0.40 to 0.90	11.35 to 12.2
SMID Cap Value Fund	34.28 to 38.46	147,767	37.26 to 42.12	6,102,019	—	0.40 to 0.90	8.69 to 9.51
Small Cap Growth Fund	27.44 to 79.43	767,651	30.84 to 89.29	33,852,186	—	0.40 to 0.90	12.02 to 12.87
Small Cap Value Fund	74.57 to 108.42	569,073	80.05 to 116.21	50,859,356	—	0.40 to 0.90	7.02 to 7.83
Small Cap Index Fund	28.32 to 31.78	211,849	31.14 to 35.2	7,376,507	—	0.40 to 0.90	9.93 to 10.77
Developed International Index Fund	15.65 to 17.57	380,927	15.94 to 18.02	6,744,873	—	0.40 to 0.90	1.8 to 2.57
International Equity Fund	35.47 to 69.7	1,248,289	37.35 to 73.18	63,300,921	—	0.40 to 0.90	4.98 to 5.78
Emerging Markets Equity Fund	9.82 to 11.02	1,470,102	9.38 to 10.6	15,128,385	—	0.40 to 0.90	-4.46 to - 3.74
Real Estate Securities Fund	49.47 to 58.2	336,940	52.24 to 61.92	20,145,767	—	0.40 to 0.90	5.6 to 6.4
Aggressive Allocation Fund	24.05 to 26.98	190,717	26.75 to 30.24	5,654,675	—	0.40 to 0.90	11.25 to 12.09
Moderately Aggressive Allocation Fund	24.78 to 27.81	592,708	27.31 to 30.88	18,208,947	—	0.40 to 0.90	10.21 to 11.05
Moderate Allocation Fund	21.2 to 23.79	469,113	22.96 to 25.96	12,030,232	—	0.40 to 0.90	8.31 to 9.13
Moderately Conservative Allocation Fund	18.6 to 20.87	131,355	19.82 to 22.4	2,726,559	—	0.40 to 0.90	6.55 to 7.35
Conservative Allocation Fund	15.69 to 17.6	195,375	16.46 to 18.61	3,472,640	—	0.40 to 0.90	4.95 to 5.75

	January 1, 2023	December 31, 2023			For the Year ended December 31, 2023
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.55 to 20.73	2,408,963	13.05 to 21.52	32,393,740	4.39	0.40 to 0.90	3.71 to 4.49
Limited Maturity Bond Fund	16.6 to 19.67	447,756	17.67 to 20.88	8,170,460	—	0.40 to 0.90	6.17 to 6.96
Quality Bond Fund	21.46 to 52.01	1,244,704	22.92 to 55.18	30,246,838	—	0.40 to 0.90	5.99 to 6.78
High Yield Bond Fund	36.33 to 97.99	362,098	40.22 to 108.27	17,488,656	—	0.40 to 0.90	10.39 to 11.22
Flexibly Managed Fund	77.14 to 317.06	3,638,276	91.47 to 373.53	386,439,176	—	0.40 to 0.90	17.69 to 18.58
Balanced Fund	24.62 to 27.42	747,348	28.8 to 32.31	22,938,640	—	0.40 to 0.90	16.97 to 17.84

Note 6. Financial Highlights (continued)

	January 1, 2023	December 31, 2023			For the Year ended December 31, 2023
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Large Growth Stock Fund	$19.76 to 82.16	1,312,263	28.98 to 120.25	63,708,587	—	0.40 to 0.90	46.21 to 47.3
Large Cap Growth Fund	31.44 to 36.71	353,972	38.65 to 45.47	15,756,957	—	0.40 to 0.90	22.92 to 23.84
Large Core Growth Fund	20.13 to 22.42	1,915,345	27.05 to 30.36	54,668,689	—	0.40 to 0.90	34.37 to 35.38
Large Cap Value Fund	33.54 to 138.83	866,587	37.29 to 154.05	47,013,424	—	0.40 to 0.90	10.85 to 11.68
Large Core Value Fund	25.33 to 28.21	1,341,499	27.23 to 30.55	39,052,457	—	0.40 to 0.90	7.5 to 8.31
Index 500 Fund	36 to 60.18	2,480,030	45.1 to 75.26	152,125,576	—	0.40 to 0.90	24.93 to 25.86
Mid Cap Growth Fund	28.51 to 59.32	680,529	34.03 to 70.6	36,673,098	—	0.40 to 0.90	19.01 to 19.9
Mid Cap Value Fund	39.54 to 54.53	566,329	43.84 to 60.35	28,299,293	—	0.40 to 0.90	10.55 to 11.37
Mid Core Value Fund	41.73 to 48.73	237,409	43.88 to 51.62	11,735,747	—	0.40 to 0.90	5.14 to 5.93
SMID Cap Growth Fund	36.24 to 40.36	143,701	41 to 46	6,505,397	—	0.40 to 0.90	13.13 to 13.97
SMID Cap Value Fund	29.6 to 32.96	121,838	34.28 to 38.46	4,591,065	—	0.40 to 0.90	15.81 to 16.68
Small Cap Growth Fund	23.24 to 67.37	804,600	27.44 to 79.43	31,680,345	—	0.40 to 0.90	17.76 to 18.64
Small Cap Value Fund	67.24 to 98.04	613,744	74.57 to 108.42	50,976,289	—	0.40 to 0.90	10.58 to 11.41
Small Cap Index Fund	24.55 to 27.34	195,068	28.32 to 31.78	6,125,627	—	0.40 to 0.90	15.37 to 16.23
Developed International Index Fund	13.45 to 14.98	334,409	15.65 to 17.57	5,762,868	—	0.40 to 0.90	16.35 to 17.23
International Equity Fund	30.92 to 60.94	1,303,884	35.47 to 69.7	62,579,413	—	0.40 to 0.90	14.39 to 15.25
Emerging Markets Equity Fund	9.73 to 10.84	1,454,440	9.82 to 11.02	15,532,075	—	0.40 to 0.90	0.91 to 1.67
Real Estate Securities Fund	44.59 to 52.06	348,534	49.47 to 58.2	19,580,333	—	0.40 to 0.90	10.95 to 11.78
Aggressive Allocation Fund	21 to 23.38	188,770	24.05 to 26.98	4,996,578	—	0.40 to 0.90	14.53 to 15.38
Moderately Aggressive Allocation Fund	21.82 to 24.3	596,790	24.78 to 27.81	16,526,926	—	0.40 to 0.90	13.6 to 14.45
Moderate Allocation Fund	18.94 to 21.09	531,321	21.2 to 23.79	12,446,672	—	0.40 to 0.90	11.93 to 12.77
Moderately Conservative Allocation Fund	16.93 to 18.85	136,627	18.6 to 20.87	2,647,452	—	0.40 to 0.90	9.89 to 10.71
Conservative Allocation Fund	14.5 to 16.15	210,399	15.69 to 17.6	3,545,223	—	0.40 to 0.90	8.2 to 9.02

	January 1, 2022	December 31, 2022			For the Year ended December 31, 2022
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.57 to 20.81	2,539,168	12.55 to 20.73	32,666,887	0.31	0.40 to 0.90	-0.48 to 0.27
Limited Maturity Bond Fund	17.38 to 20.75	476,085	16.6 to 19.67	8,128,057	—	0.40 to 0.90	-5.2 to -4.48
Quality Bond Fund	24.85 to 60.61	1,228,061	21.46 to 52.01	28,060,638	—	0.40 to 0.90	-14.28 to -13.63
High Yield Bond Fund	38.94 to 105.25	381,811	36.33 to 97.99	16,600,482	—	0.40 to 0.90	-6.99 to -6.29
Flexibly Managed Fund	87.78 to 363.16	3,729,076	77.14 to 317.06	336,301,571	—	0.40 to 0.90	-12.78 to -12.12
Balanced Fund	29.73 to 32.87	793,816	24.62 to 27.42	20,712,912	—	0.40 to 0.90	-17.19 to -16.57
Large Growth Stock Fund	32.82 to 136.72	1,350,498	19.76 to 82.16	44,708,900	—	0.40 to 0.90	-39.97 to -39.51
Large Cap Growth Fund	39.2 to 45.43	367,371	31.44 to 36.71	13,178,366	—	0.40 to 0.90	-19.79 to -19.19
Large Core Growth Fund	43.62 to 48.22	1,994,627	20.13 to 22.42	42,133,845	—	0.40 to 0.90	-53.84 to -53.49
Large Cap Value Fund	35.18 to 145.93	919,052	33.54 to 138.83	44,900,045	—	0.40 to 0.90	-4.96 to -4.25
Large Core Value Fund	26.37 to 29.15	1,437,020	25.33 to 28.21	38,729,686	—	0.40 to 0.90	-3.95 to -3.22
Index 500 Fund	44.25 to 74.2	2,420,581	36 to 60.18	118,528,143	—	0.40 to 0.90	-18.9 to -18.29
Mid Cap Growth Fund	41.31 to 86.22	711,199	28.51 to 59.32	32,013,676	—	0.40 to 0.90	-31.19 to -30.67
Mid Cap Value Fund	42.09 to 58.22	565,380	39.54 to 54.53	25,588,295	—	0.40 to 0.90	-6.34 to -5.64
Mid Core Value Fund	42.68 to 49.46	250,159	41.73 to 48.73	11,693,061	—	0.40 to 0.90	-2.22 to -1.48
SMID Cap Growth Fund	51.05 to 56.43	140,684	36.24 to 40.36	5,574,824	—	0.40 to 0.90	-29.01 to -28.48
SMID Cap Value Fund	35.49 to 39.23	127,231	29.6 to 32.96	4,116,418	—	0.40 to 0.90	-16.59 to -15.97
Small Cap Growth Fund	30.81 to 89.6	865,641	23.24 to 67.37	28,588,819	—	0.40 to 0.90	-24.81 to -24.24
Small Cap Value Fund	79.21 to 115.85	619,408	67.24 to 98.04	46,448,122	—	0.40 to 0.90	-15.37 to -14.73
Small Cap Index Fund	31.34 to 34.64	153,426	24.55 to 27.34	4,135,369	—	0.40 to 0.90	-21.65 to -21.06
Developed International Index Fund	16.01 to 17.7	299,604	13.45 to 14.98	4,405,128	—	0.40 to 0.90	-15.96 to -15.32
International Equity Fund	39.72 to 78.52	1,373,364	30.92 to 60.94	57,379,108	—	0.40 to 0.90	-22.39 to -21.81
Emerging Markets Equity Fund	12.8 to 14.15	1,431,170	9.73 to 10.84	15,036,241	—	0.40 to 0.90	-23.99 to -23.42
Real Estate Securities Fund	60.18 to 69.75	353,272	44.59 to 52.06	17,751,891	—	0.40 to 0.90	-25.91 to -25.35
Aggressive Allocation Fund	25.03 to 27.67	179,805	21 to 23.38	4,124,140	—	0.40 to 0.90	-16.13 to -15.5
Moderately Aggressive Allocation Fund	25.7 to 28.41	584,975	21.82 to 24.3	14,153,793	—	0.40 to 0.90	-15.11 to -14.48
Moderate Allocation Fund	22.14 to 24.47	562,762	18.94 to 21.09	11,703,186	—	0.40 to 0.90	-14.46 to -13.81
Moderately Conservative Allocation Fund	19.22 to 21.25	76,961	16.93 to 18.85	1,388,699	—	0.40 to 0.90	-11.96 to -11.29
Conservative Allocation Fund	16.2 to 17.91	220,375	14.5 to 16.15	3,406,665	—	0.40 to 0.90	-10.53 to -9.86

Note 6. Financial Highlights (continued)

	January 1, 2021	December 31, 2021			For the Year ended December 31, 2021
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio* (%)	Expense Ratio** (%)	Total Return*** (%)
Money Market Fund	$12.63 to 20.94	1,410,727	$12.57 to 20.81	18,288,667	0.01	0.40 to 0.90	-0.74 to 0.01
Limited Maturity Bond Fund	17.32 to 20.83	512,431	17.38 to 20.75	9,211,124	—	0.40 to 0.90	-0.37 to 0.38
Quality Bond Fund	25.03 to 61.43	1,311,274	24.85 to 60.61	34,737,389	—	0.40 to 0.90	-1.43 to -0.69
High Yield Bond Fund	37.21 to 100.78	425,643	38.94 to 105.25	19,788,564	—	0.40 to 0.90	4.33 to 5.12
Flexibly Managed Fund	74.22 to 309.02	3,844,879	87.78 to 363.16	397,879,316	—	0.40 to 0.90	17.4 to 18.28
Balanced Fund	25.88 to 28.39	871,775	29.73 to 32.87	27,364,422	—	0.40 to 0.90	14.9 to 15.77
Large Growth Stock Fund	28.32 to 118.19	1,369,402	32.82 to 136.72	75,010,474	—	0.40 to 0.90	15.56 to 16.43
Large Cap Growth Fund	31.32 to 36.1	368,049	39.2 to 45.43	16,338,529	—	0.40 to 0.90	24.91 to 25.85
Large Core Growth Fund	45.75 to 50.19	1,985,421	43.62 to 48.22	90,362,407	—	0.40 to 0.90	-4.65 to -3.94
Large Cap Value Fund	27.64 to 114.86	984,181	35.18 to 145.93	50,298,850	—	0.40 to 0.90	26.93 to 27.88
Large Core Value Fund	21.35 to 23.42	1,533,069	26.37 to 29.15	42,775,613	—	0.40 to 0.90	23.53 to 24.46
Index 500 Fund	34.65 to 58.27	2,443,409	44.25 to 74.2	146,900,109	—	0.40 to 0.90	27.33 to 28.29
Mid Cap Growth Fund	35.58 to 74.46	741,305	41.31 to 86.22	48,140,929	—	0.40 to 0.90	15.78 to 16.65
Mid Cap Value Fund	35.45 to 49.18	605,852	42.09 to 58.22	29,129,751	—	0.40 to 0.90	18.38 to 19.27
Mid Core Value Fund	34.85 to 40.16	274,083	42.68 to 49.46	13,040,199	—	0.40 to 0.90	22.24 to 23.16
SMID Cap Growth Fund	47.74 to 52.38	147,181	51.05 to 56.43	8,147,884	—	0.40 to 0.90	6.93 to 7.73
SMID Cap Value Fund	26.37 to 28.93	150,894	35.49 to 39.23	5,812,494	—	0.40 to 0.90	34.57 to 35.58
Small Cap Growth Fund	28.48 to 83.06	912,492	30.81 to 89.6	39,749,636	—	0.40 to 0.90	7.87 to 8.68
Small Cap Value Fund	62.72 to 92.15	674,510	79.21 to 115.85	59,406,493	—	0.40 to 0.90	25.72 to 26.67
Small Cap Index Fund	27.61 to 30.29	140,845	31.34 to 34.64	4,784,724	—	0.40 to 0.90	13.5 to 14.35
Developed International Index Fund	14.59 to 16.01	279,987	16.01 to 17.7	4,852,296	—	0.40 to 0.90	9.71 to 10.54
International Equity Fund	35.55 to 70.49	1,407,141	39.72 to 78.52	75,365,146	—	0.40 to 0.90	11.39 to 12.22
Emerging Markets Equity Fund	13.67 to 14.99	1,449,297	12.8 to 14.15	19,902,097	—	0.40 to 0.90	-6.33 to -5.63
Real Estate Securities Fund	42.41 to 48.88	367,191	60.18 to 69.75	24,765,437	—	0.40 to 0.90	41.64 to 42.7
Aggressive Allocation Fund	21.66 to 23.77	161,250	25.03 to 27.67	4,369,805	—	0.40 to 0.90	15.55 to 16.42
Moderately Aggressive Allocation Fund	22.45 to 24.63	595,410	25.7 to 28.41	16,847,745	—	0.40 to 0.90	14.47 to 15.33
Moderate Allocation Fund	20.04 to 21.99	607,732	22.14 to 24.47	14,685,616	—	0.40 to 0.90	10.49 to 11.32
Moderately Conservative Allocation Fund	17.83 to 19.56	102,122	19.22 to 21.25	2,066,841	—	0.40 to 0.90	7.82 to 8.64
Conservative Allocation Fund	15.62 to 17.14	216,087	16.2 to 17.91	3,708,769	—	0.40 to 0.90	3.74 to 4.52

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account I from the underlying mutual funds, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account I does not record investment income.

**

These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded, as in Cornerstone VUL IV, Variable Estate Max III, Diversified Growth VUL and Survivorship Growth VUL (which would have an expense ratio of 0.00% since all contract charges are assessed through a reduction in units held).

***

These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return also includes any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Note 7. Subsequent Events

Management has evaluated events subsequent to December 31, 2025 and through the Account I Financial Statement date of issuance of April 15, 2026.

PM8674 05/26

The Penn Mutual Life Insurance Company

 2025 Statutory Financial Statements

PricewaterhouseCoopers LLP, 2001 Market Street, Suite 1800, Philadelphia, PA 19103 +1 (267) 330 3000 www.pwc.com

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in surplus, and of cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 18, 2026

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2025	2024

ADMITTED ASSETS
Bonds	$19,095,858	$18,137,108
Stocks:
Preferred	52,416	57,988
Common — affiliated	1,352,785	1,095,726
Common — unaffiliated	18,836	15,494
Real estate	10,205	10,350
Policy loans	1,453,509	1,136,960
Cash, cash equivalents and short-term investments	627,612	387,909
Alternative assets	1,110,211	1,089,817
Derivatives	1,014,436	1,350,153
Other invested assets	811,089	636,611

TOTAL INVESTMENTS	25,546,957	23,918,116

Investment income due and accrued	239,286	212,366
Premiums due and deferred	168,590	167,669
Deferred tax asset	163,691	213,512
Corporate owned life insurance	323,257	299,426
Amounts recoverable from reinsurers	26,651	9,955
Other assets	426,734	430,826
Separate account assets	8,613,768	8,774,945

TOTAL ASSETS	$35,508,934	$34,026,815

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$17,357,374	$16,842,581
Dividends to policyholders payable in the following year	302,971	267,090
Policy claims in process	120,425	117,402
Asset valuation reserve	371,339	327,038
Drafts outstanding	59,734	42,438
Funds held under coinsurance	2,550,398	1,643,193
Federal income taxes payable	—	83,803
Other liabilities	773,398	613,581
Derivatives	1,155,341	1,422,829
Separate account liabilities	8,613,768	8,774,945

TOTAL LIABILITIES	31,304,748	30,134,900

SURPLUS
Surplus notes	892,185	891,807
Unassigned surplus	3,312,002	3,000,109

TOTAL SURPLUS	4,204,187	3,891,916

TOTAL LIABILITIES AND SURPLUS	$35,508,935	$34,026,816

The accompanying notes are an integral part of these financial statements.

2025 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Operations

For the Years Ended December 31,	2025	2024

REVENUE
Premium and annuity considerations	$613,182	$834,127
Net investment income	1,181,851	1,214,685
Reserve adjustments on reinsurance ceded	379,881	1,426,117
Other revenue	394,352	687,643

TOTAL REVENUE	2,569,266	4,162,572

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,811,669	1,874,530
Increase in reserves for payment of future insurance and annuity benefits	507,679	2,316,184
Commissions	155,807	229,714
Operating expenses	387,497	324,595
Other expenses	99,200	144,118
Net transfers from separate accounts	(871,801)	(862,984)

TOTAL BENEFITS AND EXPENSES	2,090,051	4,026,157

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	479,215	136,415

Dividends to policyholders	313,334	278,121

GAIN/(LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	165,881	(141,706)

Federal income tax expense/(benefit)	29,810	(52,735)

LOSS FROM OPERATIONS	136,071	(88,971)

Net realized capital (losses)/ gains, net of tax	(42,806)	943,872

NET INCOME	$93,265	$854,901

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Changes in Surplus

For the Years Ended December 31,	2025	2024

SURPLUS
Beginning of Year	$3,891,916	$2,864,542
SSAP 3 adjustment	(71,199)	—

Surplus, beginning of year	3,820,717	2,864,542
Net income	93,265	854,901
Change in:
Reinsurance	195,926	(103,817)
Asset valuation reserve	(44,301)	18,004
Net unrealized capital gains, net of tax	110,826	159,748
Net deferred income tax	37,845	99,931
Funded status of postretirement plans, net of tax	7,507	34,933
Surplus notes	378	351
Change in valuation basis	—	—
Valuation basis	—	—
Nonadmitted assets	(17,976)	(36,677)

Change in surplus	383,470	1,027,374

Surplus, end of year	$4,204,187	$3,891,916

The accompanying notes are an integral part of these financial statements.

2025 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2025	2024

OPERATIONS
Premium and annuity considerations	$2,188,840	$2,437,609
Net investment income	1,250,563	1,311,250
Other revenue	275,505	278,396

CASH PROVIDED BY OPERATIONS	3,714,908	4,027,255

Benefits paid	2,229,215	2,308,034
Commissions and operating expenses	683,734	613,338
Net transfers from separate accounts	(889,980)	(848,158)
Dividends to policyholders	19,960	17,006
Taxes refunded on operating income and realized investment losses	163,986	47,177

CASH USED IN OPERATIONS	2,206,915	2,137,397

NET CASH PROVIDED BY OPERATIONS	1,507,993	1,889,858

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	4,423,444	5,162,763
Preferred and common stocks	48,204	119,009
Alternative assets, real estate and other invested assets	(1,267,725)	169,865
Other	2,360,000	2,360,000
Derivatives	70,303	385,899
Miscellaneous proceeds	(65,690)	(373,899)

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	5,568,536	7,823,637

Cost of investments acquired:
Bonds	5,359,824	9,080,289
Preferred and common stock	187,616	146,392
Alternative assets, real estate and other invested assets	937,944	388,911
Derivatives	0	(6,446)
Miscellaneous applications	241,153	403,866

TOTAL COST OF INVESTMENTS ACQUIRED	6,726,537	10,013,012

Net increase in policy loans	(285,529)	(251,235)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,443,530)	(2,440,610)

FINANCING AND MISCELLANEOUS
Net deposits on deposit-type contracts	54,812	390,704
Other cash applied, net	120,428	83,716

NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS	175,240	474,420

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	239,703	(76,332)

Cash, cash equivalents and short-term investments:
Beginning of year	387,909	464,241

End of year	$627,612	$387,909

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisitions	$—	$(42,029)
Premiums paid from benefits, dividends, policy loans and waivers	$306,595	$262,938
Common stock acquired as a return of capital/dividend	$22,096	$8,697
Non-cash disposals	$194,929	$46,140
Reinsurance emerging earnings	$—	$269,798

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of closely affiliated and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the underlying insurance contracts on a constant-level basis at a grouped contract level that approximates straight-line amortization on an individual contract basis;

(b)

statutory policy reserves are based upon the methods prescribed in the Valuation Manual, whereas GAAP reserves would generally be based upon the net level premium method, with estimates of future mortality, morbidity and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would reflect these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Vantis Life Insurance Company (“Vantis”), The Penn Insurance and Annuity Company of New York (“PIANY”), Janney Montgomery Scott, LLC (“JMS”) through November 29, 2024, Hornor Townsend & Kent, LLC (“HTK”) through August 1, 2025, Penn Mutual Asset Management, LLC (“PMAM”), 1847 Financial, LLC (“1847FIN”) and 1847 Insurance Captive, LLC (“1847IC”) are admitted assets. 1847 Select Ventures, LLC (“1847SV”), and MyWorth LLC (“MyWorth”) are non-admitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

2025 Statutory Financial Statements	Page 5

($ in Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas under U.S. GAAP, a separate reserve like the AVR is not established; instead, credit-related declines are recognized through impairment charges or fair value adjustments that directly affect earnings or other comprehensive income;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in unrealized gains/(losses) in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in the fair value of perpetual preferred stock are recorded as changes in unrealized gains/(losses) in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses in income as a component of revenue when the related securities are sold or called;

(p)

changes in the fair value of derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives and market risk benefits from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets;
(u)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use and “intent and ability not to sell” criteria.

CORRECTION OF ERRORS The Company identified an overstatement in prior years’ deferred tax asset related to its reinsurance transactions. The correction of the error was recorded in accordance with SSAP No. 3 – Accounting Changes and Corrections of Error and is reflected as a decrease in unassigned funds of $71,199 on the Statements of Changes in Surplus.

RECLASSIFICATIONS Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on capital and surplus or net income in the prior year.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for the payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payment, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times a year based on the current estimated cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

The Company has adopted a principles-based definition of a bond for the classification and reporting of its investments. A security is classified as a bond if it represents a creditor relationship, contains a fixed schedule for future payments and is either an issuer credit obligation or an asset-backed security. To determine whether a security meets the principles-based definition of a bond, management performs a qualitative assessment focusing on the security’s underlying economic characteristics including but not limited to creditor relationship, fixed payments and source of repayment. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliates are carried at their underlying audited statutory surplus on the Statements of Admitted Assets, Liabilities, and Surplus.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in carrying value are recognized as changes in unrealized gains or losses in surplus.

Real Estate is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans are carried at the aggregate balance of unpaid principal and capitalized interest.

Cash, Cash Equivalents and Short-Term Investments Cash equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months, and less than or equal to 12 months.

Alternative Assets consist primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of

2025 Statutory Financial Statements	Page 7

($ in Thousands)

specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. These derivatives are carried at amortized cost with no resulting changes in fair value. Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported as liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company entered into certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred.

The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss.

The Company invests in tax equity credit investments, which generate tax credits for investing in renewable energy projects. Investments in tax equity credit investments are included in other invested assets and are accounted for under the proportional amortized cost method.

Other invested assets also include an investment in an unaffiliated mortgage fund, notes receivable carried at book value from PMAM and 1847SV, receivables for unsettled investment transactions and debt securities that do not meet the definition of a bond valued at the lower of cost or fair value.

OTTI EVALUATION Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be OTTI if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses and the interest related portion of the loss is disclosed in the notes to the financial statements.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI — Equity securities with market value to book value ratio below 80% are further evaluated; while the Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10% without further evaluation. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2025				2024

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$192	$47,017	NA		$141	$49,174	NA
Uncollected loading	(189)	(16,657)	NA		(139)	(14,103)	NA

Net uncollected	$3	$30,360	$65	$30,428	$2	$35,071	$78	$35,151

Deferred premium	$13,048	$161,259	NA		$13,296	$157,267	NA
Deferred loading	(12,644)	(18,878)	NA		(12,901)	(20,466)	NA

Net deferred	$404	$142,381	$2	$142,787	$395	$136,801	$2	$137,198

Subtotal — net deferred and uncollected				173,215				172,349
Nonadmitted				(4,625)				(4,680)

Premiums due and deferred , net				$168,590				$167,669

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a benefits for loss basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax

2025 Statutory Financial Statements	Page 9

($ in Thousands)

allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets, after the consideration of any necessary valuation allowance, in excess of statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statements of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Operations.

Included in the total corporate owned life insurance owned by the Company are a block of policies issued by PIA. As of December 31, 2025 and 2024, the cash surrender values of those policies held by the Company were $19,973 and $20,404, respectively.

The cash surrender values for investments in the corporate owned life insurance are as follows at December 31:

	2025	2024

Equity funds	$223,396	$119,774
Money market funds	77,849	157,231
Other	22,013	22,421

Total	$323,258	$299,426

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $10,000 for single life and $20,000 for joint lives effective March 1, 2024. Prior to March 1, 2024, these limits were $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance. As of December 31, 2025 and 2024, the Company had $2,550,398 and $1,643,193 of funds held under coinsurance liabilities, respectively.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts as well as the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS Computer equipment and packaged software is reported at a cost of $89,692 and $83,072, less accumulated depreciation of $83,155 and $81,117 at December 31, 2025 and 2024, respectively. Computer

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2025 and 2024 was $2,190 and $2,063, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties and amounts due from affiliates under the terms of service agreements.

As of December 31, 2025 and 2024, the Company had $217,105 and $288,464 of negative (disallowed) IMR in aggregate and in the general account, respectively.

As of December 31, 2025 and 2024, the Company had $217,105 and $288,464 of negative (disallowed) IMR admitted in the general account, respectively.

As of December 31, 2025 and 2024, the Company’s calculated adjusted capital and surplus was $3,632,970 and $3,387,984, respectively.

As of December 31, 2025 and 2024, the percentage of adjusted general capital and surplus for which the admitted disallowed IMR represents was 6% and 9%, respectively.

The following represents allocated gains/(losses) deferred to the IMR from derivatives as of :

	December 31, 2025	December 31, 2024

Realized capital gains	$—	$—
Realized capital (losses)	(309,593)	(293,830)

Total allocated (losses) to IMR from derivatives	$(309,593)	$(293,830)

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and variable annuity contractholders. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Operations. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in Other revenue in the accompanying Statements of Operations.

The Company has variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”) and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits

2025 Statutory Financial Statements	Page 11

($ in Thousands)

prescribed by SAP, benefit plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Operations in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1,000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 5.00% to 11.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $2,071,977 and $2,042,420 as of December 31, 2025 and 2024, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Operations. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity. As of December 31, 2025 and 2024, the Company maintained a negative IMR of $217,105 and $288,464, respectively, an admitted asset in accordance with the NAIC’s INT 23-01T guidance, which provides limited-time exception guidance to SSAP No. 7.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus and the change in AVR is reported in the Statements of Changes in Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities primarily include accruals for general and operating expenses, life insurance premiums received in advance of the due date, net transfers due from the separate accounts and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS The Company recognizes a liability for the funded status of defined benefit pension (2024) and postretirement (2025 and 2024) plans where the projected benefit obligation exceeds plan assets (underfunded). With the termination of the funded qualified non-contributory defined benefit pension plan in 2024, the excess plan assets are now funding the Company’s defined contribution plan and are recognized as nonadmitted assets.

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2025, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80% and has a maturity date of April 29, 2061. The 2021 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $19,000 and $19,000 for the years ended December 31, 2025 and 2024, respectively. Total interest paid since the issuance of the 2021 Note is $87,928.

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note

2025 Statutory Financial Statements	Page 13

($ in Thousands)

was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2025 and 2024, the amortized cost basis of the 2010 Note was $193,780 and $193,542, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2025 and 2024, respectively. Total interest paid since the issuance of the 2010 Note is $247,813.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2025 and 2024, the amortized cost basis of the 2004 Note was $198,405 and $198,265, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2025 and 2024, respectively. Total interest paid since the issuance of the 2004 Note is $296,220.

The recognition of interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in Benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

RESERVE ADJUSTMENTS ON REINSURANCE CEDED Reserve adjustments on reinsurance ceded represent the difference between the reserve increases received from reinsurers and the investment income earned on the assets backing the reserves under reinsurance agreements structured as coinsurance/modified coinsurance reinsurance (“co/modco”).

OTHER REVENUE Other revenue includes commission and expense allowances recognized by the Company pursuant to reinsurance agreements, deferred reinsurance gains as well as miscellaneous income relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with third parties. Other revenue also includes fees charged to policyholders.

OPERATING EXPENSES Operating expenses, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

OTHER EXPENSES Other expenses primarily includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and co/modco reinsurance.

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, exclude gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified as borrowed money, and Other liabilities on the Statements of Admitted Assets, Liabilities and Surplus. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2025, there were $300,000 in outstanding borrowings and the maximum borrowed during the year was $1,250,000. As of December 31, 2024, there were $300,000 in outstanding borrowings and the maximum borrowed during the year was $1,450,000.

NEW ACCOUNTING STANDARDS

In August 2023, the NAIC adopted INT 23-01T, Disallowed IMR (“INT 23-01T”). INT 23-01T provides optional, limited-term guidance for the assessment of disallowed IMR for up to 10% of adjusted general account capital and surplus. An insurer’s capital and surplus must first be adjusted to exclude certain “soft assets” including net positive goodwill, electronic data processing equipment and operating system software, net deferred tax assets and admitted disallowed IMR. An insurer will only be able to admit the negative IMR if the insurer’s risk-based capital is over 300% authorized control level after adjusting to remove the assets described above.

As adopted, negative IMR may be admitted first in the insurer’s general account and then, if all disallowed IMR in the general account is admitted and the percentage limit is not reached, to the separate account proportionately between insulated and noninsulated accounts. If the insurer can demonstrate historical practice in which acquired gains from derivatives were also revered to IMR (as liabilities) and amortized, there is no exclusion for derivative losses. To the extent the Company’s IMR balance is a net negative, the effects of INT 23-01T will be reflected in the Company’s financial position, results of operations and financial statement disclosures. The Company has adopted this guidance, and the adoption resulted in an admitted disallowed IMR of $217,105 and $288,464 as of December 31, 2025 and 2024, respectively.

The Company has adopted SSAP No. 94, State and Federal Tax Credits. This guidance, effective as of January 1, 2025, expanded the scope of SSAP No. 94R to include all state and federal tax credits and provides new guidance on the accounting, recognition, and reporting for state and federal tax credits. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

The Company has adopted the updated SSAP No. 26R, Bonds, which introduces a principles-based definition for what constitutes a bond for statutory accounting purposes. Under the revised guidance, a bond is defined as any security that: (1) represents a creditor relationship, and (2) has a fixed schedule for one or more future payments. These securities are further categorized as either an issuer credit obligation or an asset-backed security. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality or individual investment.

2025 Statutory Financial Statements	Page 15

($ in Thousands)

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2025	Admitted Value	Gains	Losses	Estimated Fair Value

Issuer Credit Obligation (ICO):
U.S. Governments	$81,255	$83	$1,259	$80,079
Other U.S. Governments	16,580	202	41	16,741
Foreign Sovereign	74,082	2,424	1,812	74,694
Municipal — General	207,381	1,834	13,332	195,883
Municipal — Special Revenue	972,227	9,308	68,930	912,605
Project Finance	76,315	1,019	5,593	71,741
Industrial and Miscellaneous	9,171,167	138,544	482,472	8,827,239
Single Entity-Backed	175,616	2,177	9,042	168,751
SVO-Identified Bond ETFs	85,309	—	—	85,309
BDCs, Closed-End Funds & REITs	176,142	1,671	9,060	168,753
Bank Loans	47,038	2	556	46,484
Other Credit Obligations	66,520	672	2,591	64,601

Total ICO	11,149,632	157,936	594,688	10,712,880
Asset-backed Securities (ABS):
Residential Mortgage-Backed Securities	3,139,341	55,258	27,379	3,167,220
Commercial Mortgage-Backed Securities	2,647,109	38,679	31,850	2,653,938
CLOs, CBOs, and CDOs	989,945	1,847	3,474	988,318
Other Financial Asset-Backed Securities	1,139,242	21,268	30,949	1,129,561
Lease-Backed Securities	30,589	893	1,860.00	29,622

Total ABS	7,946,226	117,945	95,512	7,968,659
Preferred Stock	52,416	4,907	6,775	50,548

Total Bonds and Preferred Stocks	$19,148,274	$280,788	$696,975	$18,732,087

		Gross Unrealized Capital
2024	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$1,231,301	$5,404	$25,811	$1,210,894
Other Governments	30,429	—	1,771	28,658
States, Territories and Possessions	33,142	343	829	32,656
Political Subdivisions	200,805	587	19,899	181,493
Special Revenue	916,313	4,284	81,791	838,806
Industrial and Miscellaneous	7,960,107	72,091	592,733	7,439,465
Residential Mortgage-backed Securities	2,061,811	7,649	58,724	2,010,736
Commercial Mortgage-backed Securities	2,299,701	15,430	47,986	2,267,145
Asset-backed Securities	2,898,484	12,644	59,665	2,851,463
Hybrid Securities	484,675	7,327	10,119	481,883

Total Bonds	18,137,108	125,776	899,328	17,363,556
Preferred Stock	57,988	4,311	6,202	56,097

Total Bonds and Preferred Stock	$18,195,096	$130,087	$905,530	$17,419,653

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

Included in the December 31, 2025 and 2024 amounts above in admitted value and estimated fair value for Residential Mortgage-Back Securities are $226 and $229, respectively, of subprime mortgages.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2025 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$178,817	$179,566
Due after one year through five years	985,947	1,008,230
Due after five years through ten years	1,654,482	1,688,649
Due after ten years	8,330,386	7,836,435
Asset-backed Securities (ABS):
Residential Mortgage-Backed Securities(1)	3,139,341	3,167,220
Commercial Mortgage-Backed Securities(1)	2,647,109	2,653,938
CLOs, CBOs, and CDOs(1)	989,945	988,318
Other Financial Asset-Backed Securities(1)	1,139,242	1,129,561
Lease-Backed Securities(1)	30,589	29,622

Total Bonds	19,095,858	18,681,539
Preferred Stock	52,416	50,548

Total Bonds and Preferred Stock	$19,148,274	$18,732,087

(1) Includes U.S. Agency structured securities

Asset-backed securities consist of commercial and residential mortgage pass-through holdings and securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $1,070,362 primarily in asset-backed securities that do not follow a structured principal repayment schedule. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 11.9 years.

At December 31, 2025, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $829,145, representing 4% of the total debt securities portfolio.

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2025 are temporary in nature.

2025 Statutory Financial Statements	Page 17

($ in Thousands)

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2025	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

Issuer Credit Obligation (ICO):
U.S. Governments	$66,858	$1,059	$1,668	$200	$68,526	$1,259	5
Other U.S. Governments	4,959	41	—	—	4,959	41	1
Foreign Sovereign	7,477	286	9,712	1,526	17,189	1,812	6
Municipal — General	16,085	107	80,228	13,225	96,313	13,332	31
Municipal — Special Revenue	172,903	1,290	334,529	67,640	507,432	68,930	151
Project Finance	11,443	78	27,611	5,515	39,054	5,593	17
Industrial and Miscellaneous	1,622,135	35,851	3,184,242	446,621	4,806,377	482,472	1,420
Single Entity-Backed	14,732	795	98,426	8,247	113,158	9,042	44
SVO-Identified Bond ETFs	85,309	—	—	—	85,309	—	2
BDCs, Closed-End Funds & REITs	2,991	1	72,634	9,059	75,625	9,060	24
Bank Loans	7,412	556	—	—	7,412	556	5
Other Credit Obligations	24,757	1,669	14,172	922	38,929	2,591	11

Total ICO	2,037,061	41,733	3,823,222	552,955	5,860,283	594,688	1,717
Asset-backed Securities (ABS):
Residential Mortgage-Backed Securities	544,695	2,022	491,650	25,357	1,036,345	27,379	201
Commercial Mortgage-Backed Securities	350,590	4,993	573,865	26,857	924,455	31,850	265
CLOs, CBOs, and CDOs	270,116	1,168	112,226	2,306	382,342	3,474	55
Other Financial Asset-Backed Securities	153,754	3,088	298,633	27,861	452,387	30,949	128
Lease-Backed Securities	—	—	18,603	1,860	18,603	1,860	13

Total ABS	1,319,155	11,271	1,494,977	84,241	2,814,132	95,512	662
Preferred Stock	5,335	180	33,670	6,595	39,005	6,775	15

Total Bonds and Preferred Stock	$3,361,551	$53,184	$5,351,869	$643,791	$8,713,420	$696,975	2,394

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

	interest portion		Greater than 12 months		Total
2024	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$703,975	$21,134	$20,846	$4,677	$724,821	$25,811	162
Other Governments	23,210	1,219	5,448	552	28,658	1,771	7
States, Territories and Possessions	16,405	717	1,346	112	17,751	829	9
Political Subdivisions	72,551	3,514	62,859	16,385	135,410	19,899	46
Special Revenue	377,167	13,131	283,457	68,660	660,624	81,791	232
Industrial and Miscellaneous	3,620,331	160,146	2,003,843	432,587	5,624,174	592,733	2,380
Residential Mortgage-backed Securities	1,271,808	29,116	325,753	29,608	1,597,561	58,724	341
Commercial Mortgage-backed Securities	964,831	19,299	482,010	28,687	1,446,841	47,986	672
Asset-backed Securities	672,230	11,363	613,664	48,302	1,285,894	59,665	604
Hybrid Securities	155,287	3,693	101,705	6,426	256,992	10,119	140

Total Bonds	7,877,795	263,332	3,900,931	635,996	11,778,726	899,328	4,593
Preferred Stock	25,623	3,011	16,456	3,191	42,079	6,202	20

Total Bonds and Preferred Stock	$7,903,418	$266,343	$3,917,387	$639,187	$11,820,805	$905,530	4,613

interest portion

Included in the December 31, 2025 and 2024 amounts above is the interest portion of impairments which were taken during the year, on securities of $216 and $166, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2025	$18,731	$243	$138	$18,836
December 31, 2024	$15,677	$—	$183	$15,494

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2025	$1,301	$138	$—	$—	$1,301	$138
December 31, 2024	$408	$183	$—	$—	$408	$183

2025 Statutory Financial Statements	Page 19

($ in Thousands)

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is attributable to 2 individual securities. As of December 31, 2025, there were no unaffiliated common stock securities impairments.

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2025 and 2024 was $4,701 and $3,086, respectively. The Company also invested $12,000 and $12,000 in FHLB-PGH Activity Stock as of December 31, 2025 and 2024, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

The Company’s borrowing capacity with the FHLB-PGH was $2,525,187 and $2,097,075, as of December 31, 2025 and 2024 respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged as of:

	December 31, 2025	Maximum during 2025	December 31, 2024	Maximum during 2024

Carrying value	$2,214,341	$2,524,011	$1,200,222	$1,947,346
Fair value	2,233,289	2,530,293	1,185,471	1,928,758

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2025 and 2024 was $32,619 and $31,332, respectively.

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2025	2024

Bonds	Collateral — FHLB	$2,214,341	$1,200,222
Bonds	Reinsurance — Funds Withheld	2,398,360	1,578,725
Bonds	Reinsurance — Modified Coinsurance	6,246,726	5,725,649
Bonds	New York 109 trust agreement	4,115,113	4,123,039
Bonds	Collateral — Derivatives	73,416	219,883
Bonds	State deposit	3,305	3,318
Preferred stocks	Reinsurance — Funds Withheld	7,847	15,086
Preferred stocks	Reinsurance — Modified Coinsurance	38,198	—
Common stocks unaffiliated	FHLB Stock	16,701	—
Alternative Assets	Reinsurance — Modified Coinsurance	190,094	—
Cash, cash equivalents and short-term investments	Reinsurance — Funds Withheld	93,605	—
Cash, cash equivalents and short-term investments	State deposit	927	927

Total Restricted Assets		$15,398,633	$12,866,849

OTHER THAN TEMPORARY IMPAIRMENTS For the years ended December 31, 2025 and 2024, other than temporary investment losses amounted to $17,979 and $0, respectively.

REAL ESTATE Investments in real estate consist of the Company’s home office property. During 2024, based on an independent appraisal for its home office property, the Company recorded an impairment loss of $11,425. This loss

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

was reflected in the net realized capital (losses)/gains on the Statements of Income. No impairment losses were recorded in 2025. As of December 31, 2025 and 2024, accumulated depreciation on real estate amounted to $6,235 and $6,090, respectively.

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed; instead the Company’s distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2025, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $27,216 and $8,343 for the years ended December 31, 2025 and 2024, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $821,782 and $588,775 for the years ended December 31, 2025 and 2024, respectively.

The Company recognized $(22) and $11 realized gains/(losses) for the years ended December 31, 2025 and 2024 associated with liquidations of the Company’s interest in alternative assets.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2025 and 2024 were as follows:

December 31,	2025	2024

LIHTC	$93,879	$103,074
Tax Credit Fund	9,772	—
Receivable for securities	241,249	97
Notes receivable — affiliates	65,039	279,015
Investments in affiliates	193,333	125,918
PMAM’s Private Funds/PMUBX	—	127,125
Investment in unaffiliated mortgage fund	206,435	—
Other	1,382	1,382

Total Other Invested Assets	$811,089	$636,611

Other invested assets include notes receivable carried at book value from PMAM and 1847SV, investments in HTK, PMAM, 1847IC, 1847FIN, and PMAM’s Private Funds/PMUBX, receivables for unsettled investment transactions as well as an investment in an unaffiliated mortgage fund.

Unfunded commitments for unaffiliated mortgage fund were $75,000 and $0 for the years ended December 31, 2025 and 2024, respectively.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2025 and 2024. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2025 or 2024.

Commitments of $37,362 and $63,759 for the years ended December 31, 2025 and 2024, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC.

The Company’s LIHTC activity for the years ended December 31, 2025 and 2024 is as follows:

December 31,	2025	2024

LIHTC Tax Credits	$12,383	$7,989
LIHTC Investments Balance	179,486	199,503
LIHTC Amortization	(85,607)	(96,429)
LIHTC Other Returns	—	—

2025 Statutory Financial Statements	Page 21

($ in Thousands)

The aggregate schedule of tax credits expected to be generated in each of the subsequent five years and thereafter is as follows:

December 31,	Transferable Tax Credits	Non-transferable Tax Credits

2026	$—	$14,403
2027	—	14,695
2028	—	14,128
2029	—	13,037
2030	—	13,105
Thereafter	—	51,744

Total	$—	$121,112

Tax Equity Credit Investment The Company has no investments under regulatory review as of December 31, 2025. There were no impairments and all commitments were recognized as of December 31, 2025.

The Company’s Tax Equity Investment activity for the years ended December 31, 2025 and 2024 is as follows:

December 31,	2025	2024

Tax Equity Investment Credits	$69,414	$—
Tax Equity Investment Balance	9,772	—
Tax Equity Amortization	65,210	—
Tax Equity Other Returns	—	—

There are no tax equity investment credits in subsequent years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2025	2024

Income:
Bonds and preferred stock	$1,077,096	$852,984
Common stock — unaffiliated	3,630	1,967
Real estate	—	3,588
Policy loans	66,478	58,543
Alternative assets	97,515	110,466
Other invested assets	24,118	272,212
Tax credits	(65,210)	—
Other	36,517	20,934
Derivatives	35,859	(16,887)
IMR amortization	(16,770)	(20,183)

Total investment income	1,259,233	1,283,624

Expenses:
Surplus note interest	47,928	47,901
Depreciation of real estate	145	1,279
Other investment expenses	29,309	19,759

Total investment expenses	77,382	68,939

Net Investment Income	$1,181,851	$1,214,685

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

There was no nonadmitted accrued investment income at December 31, 2025 and 2024.

Included in the table above (Bonds and preferred stock) for 2025 is $8,305 of investment income attributable to securities disposed of as a result of a callable feature, spread over 20 securities.

Proceeds from the sale of bonds, preferred stock and common stock, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

		2025			2024

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$2,420,325	$80,928	$7,599	$3,347,824	$8,257	$424,894
Preferred stock	—	—	—	1,050	—	54
Common stock	7,204	465	25	70,364	4,624	6,922

Realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2025	2024

Realized capital gains	$28,612	$833,174
Less amount transferred to IMR	69,101	(405,865)
Less Taxes:
Transferred to IMR	(14,511)	85,232
Capital gains	16,828	209,935

Net Realized Capital (Losses)/Gains	$(42,806)	$943,872

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

On July 19, 2024, the Company entered into a Securities Purchase Agreement (“the Agreement”) with a non-affiliated entity for the sale of JMS. As part of the transaction, the purchasing entity assumed $615,000 in subordinated loans and the $50,000 line of credit with the Company. The sale closed on November 29, 2024 with a pre-tax realized capital gain of $1,596,534, which is recognized in Net realized capital gains on the Statements of Operations. Pre-tax earnings for JMS at the time of sale were $157,736. In 2025, pursuant to the terms of the Agreement, the company recognized an additional $29,259 in net realized capital gains on the Statements of Operations.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2025 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC The Company maintains separate accounts that are registered with the Securities and Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,612,384 and $8,771,606 at December 31, 2025 and 2024, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,384 and $3,339 at December 31, 2025 and 2024, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

2025 Statutory Financial Statements	Page 23

($ in Thousands)

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2025	2024

Premiums, considerations and deposits	$148,656	$231,604
Reserves at December 31, at market value	8,495,550	8,638,549
Subject to discretionary withdrawal at market value	8,495,550	8,638,549

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Operations:

Years Ended December 31,	2025	2024

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$148,656	$231,604
Transfers from separate accounts	(1,020,457)	(1,094,588)

Transfers as reported in the Statements of Operations	$(871,801)	$(862,984)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2025	2024

Enhanced Deferred Individual Annuity	$6,873,438	$7,128,596
Single Life Variable Universal Life	1,070,911	991,048
Basic Deferred Individual Annuity	351,401	345,649
Joint Life Variable Universal Life	316,634	306,313
Deferred Group Annuity	1,384	3,339

Total	$8,613,768	$8,774,945

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $75,525 and $78,529 for the years ended December 31, 2025 and 2024, respectively and $384,597 for the five-year period between 2021 and 2025.

For the years ended December 31, 2025 and 2024, the general account of the Company has paid $1,714 and $1,438, respectively, towards separate account guarantees on a direct basis, and $7,798 cumulatively over the last five years.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency and cash flow risks.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the Company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master Agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, certain swaps are traded through a central clearing house to effectively manage counterparty risk.

The Company does not enter into financing-type derivative premium arrangements; premiums are paid or received upfront.

Derivative Instruments Designated and Qualifying as Hedging Instruments

The Company purchased certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds. As these are derivatives in a highly effective hedge, they are carried at cost. At termination/expiration, a realized gain/(loss) amount, net of the cost basis, is recognized. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as an unrealized gain/(loss).

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

December 31,	2025			2024
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Interest rate swaps	$33,500	$1,865	$—	$33,500	$1,842	$—

Total designated and qualifying as hedges	$33,500	$1,865	$—	$33,500	$1,842	$—

The impact of these derivative instruments reported on the Statements of Operations for the years ended December 31, 2025 and 2024 is reported in the table below:

Years Ended December 31,	2025		2024
	Net Investment Income	Realized Capital Losses	Net Investment Income	Realized Capital Gains/(Losses)
Interest rate swaps	$221	$—	$543	$—

Total	$221	$—	$543	$—

2025 Statutory Financial Statements	Page 25

($ in Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are reported as admitted assets and Derivative instruments with carrying values showing a loss are reported as liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $27,728 and $20,982 at December 31, 2025 and 2024, respectively.

December 31,	2025			2024
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$373	$(48)	$23,263	$3,187	$—
Equity futures	456,651	244	—	404,245	22	—
Equity options	341,795	3,035	(76,124)	516,629	10,336	(60,711)
Inflation swaps	115,000	1,148	(1,148)	215,000	1,531	(1,545)
Interest rate swaps	12,177,900	981,908	(964,177)	11,028,300	1,065,113	(1,010,969)
Swaptions	—	—	—	290,000	3,949	(3,727)
Total return swaps	203,809	—	(110,355)	2,865,280	245,033	(345,043)
Treasury forwards	200,000	—	(3,489)	20,000	—	(834)

Total	$13,518,418	$986,708	$(1,155,341)	$15,362,717	$1,329,171	$(1,422,829)

The impact of these derivative instruments reported on the Statements of Operations for the years ended December 31, 2025 and 2024 is reported in the table below:

Years Ended December 31,	2025		2024
	Net Investment Income	Realized Capital Gains/(Losses)(1)	Net Investment Income	Realized Capital Gains/(Losses)(1)

Currency swaps	$651	$(73)	$808	$(7)
Equity options	—	54,076	—	54,263
Equity futures	—	(3,547)	—	(35,983)
Inflation swaps	1,294	—	—	1,304
Interest rate futures	—	(1)	—	254
Interest rate swaps	19,036	6,886	(26,722)	(102,298)
Swaptions	—	(65)	—	7,649
Total return swaps	14,657	(77,590)	8,484	(240,338)
Treasury forwards	—	401	—	(4,703)

Total	$35,638	$(19,913)	$(17,430)	$(319,859)

1	$74 and (6,119) of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2025 and 2024, respectively.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in unrealized capital gains/(losses) for derivative instruments are as follows for the years ended December 31:

	2025	2024

Currency swaps	$(2,862)	$846
Equity futures	11,404	(13,133)
Equity options	(19,167)	(18,535)
Inflation swaps	14	2,769
Interest rate futures	—	(100)
Interest rate swaps	(36,412)	151,234
Swaptions	(158)	(393)
Total return swaps	(10,345)	114,658
Treasury forwards	(2,654)	1,175

Total	$(60,180)	$238,521

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2025 and 2024, the Company was fully collateralized thereby eliminating the potential for a loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2025 and 2024, the Company pledged net collateral of $187,808 and $309,103, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2025 and 2024, the Company pledged collateral for futures contracts of $27,728 and $20,982, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1

Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as

2025 Statutory Financial Statements	Page 27

($ in Thousands)

having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies and reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

Consistent with the fair value hierarchy described above, securities with quoted market prices or corroborated valuations from pricing services are generally reflected within Level 2. Inputs considered to be standard for valuations by the independent pricing service include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data and industry and economic events.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the Company’s fair value hierarchy. As of December 31, 2025, there were 6 debt securities priced in this manner, which are carried at amortized cost of $26,503 and have a fair value of 24,926. As of December 31, 2024, there were no debt securities priced in this manner.

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds and FHLB-PGH capital stock.

Common Stock The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 of the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, futures, inflation swaps, forward contracts and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2025 Statutory Financial Statements	Page 29

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2025	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate	$—	$3,303	$—	$3,303
Commercial MBS	—	273	—	273
Asset-backed securities	—	1,611	—	1,611
SVO Identified Funds	85,309	—	—	85,309

Total Bonds	85,309	5,187	—	90,496
Preferred Stock	20,482	—	6,078	26,560
Common stock — unaffiliated	2,135	—	16,701	18,836
Derivatives:
Futures	—	27,972	—	27,972
Options	—	3,035	—	3,035
Swaps	—	983,429	—	983,429

Total derivatives	—	1,014,436	—	1,014,436

Total investments	107,926	1,019,623	22,779	1,150,328
Separate account assets(1)	8,613,768	—	—	8,613,768

Total assets	$8,721,694	$1,019,623	$22,779	$9,764,096

Liabilities:
Derivatives:
Options	$—	$(76,124)	$—	$(76,124)
Forwards	—	(3,488)	—	(3,488)
Swaps	—	(1,075,729)	—	(1,075,729)

Total liabilities	$—	$(1,155,341)	$—	$(1,155,341)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

December 31, 2024	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Residential MBS	$—	$51	$—	$51
Asset-backed securities	—	1,061	—	1,061

Total Bonds	—	1,112	—	1,112
Preferred Stock	25,936	—	6,196	32,132
Common stock — unaffiliated	408	—	15,086	15,494
Derivatives:
Futures	—	22	—	22
Options	—	14,285	—	14,285
Swaps	—	1,335,846	—	1,335,846

Total derivatives	—	1,350,153	—	1,350,153

Total investments	26,344	1,351,265	21,282	1,398,891
Separate account assets(1)	8,774,945	—	—	8,774,945

Total assets	$8,801,289	$1,351,265	$21,282	$10,173,836

Liabilities:
Derivatives:
Options	$—	$(64,437)	$—	$(64,437)
Forwards	—	(834)	—	(834)
Swaps	—	(1,357,558)	—	(1,357,558)

Total liabilities	$—	$(1,422,829)	$—	$(1,422,829)

(1)

Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were no financial instruments transferred into or out of Level 3 for the years ended December 31, 2025 and 2024.

2025 Statutory Financial Statements	Page 31

($ in Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2025 and 2024 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Preferred Stock	Common Stock	Total

Balance January 1, 2025	$6,196	$15,086	$21,282
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/accretion	—	—	—
Purchases/(sales):
Purchases	—	37,615	37,615
(Sales)	(118)	(36,000)	(36,118)

Balance, December 31, 2025	$6,078	$16,701	$22,779

	Preferred Stock	Common Stock	Total

Balance January 1, 2024	$—	$3,075	$3,075
Transfers in	6,196	—	6,196
Transfers out	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/accretion	—	—	—
Purchases/(sales):
Purchases	—	12,011	12,011
(Sales)	—	—	—

Balance, December 31, 2024	$6,196	$15,086	$21,282

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2025:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments

Preferred stock	$6,078	Independent pricing source	Not available	N/A
Common stock:
FHLB Stock	16,701	Set by issuer-FHLB-PGH(1)	Not available	N/A

Total investments	$22,779

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2025	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$18,681,539	$19,095,858	$152,771	$18,324,047	$204,721
Preferred stock	50,548	52,416	44,470	—	6,078
Common stock-unaffiliated	18,836	18,836	2,135	—	16,701
Cash and short-term investments	627,612	627,612	627,612	—	—
Derivatives	1,014,436	1,014,436	—	1,014,436	—
Separate account assets	8,613,768	8,613,768	8,613,768	—	—
Financial Liabilities:
Investment-type contracts
Individual annuities	$3,240,546	$3,305,640	$—	$—	$3,240,546
Derivatives	1,155,341	1,155,341	—	1,155,341	—
Separate account liabilities	8,613,768	8,613,768	8,613,768	—	—

2024	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$17,363,556	$18,137,108	$386,355	$16,764,113	$213,088
Redeemable preferred stock	56,097	57,988	49,901	—	6,196
Common stock-unaffiliated	15,494	15,494	408	—	15,086
Cash and short-term investments	387,909	387,909	387,909	—	—
Derivatives	1,350,153	1,350,153	—	1,350,153	—
Separate account assets	8,774,945	8,774,945	8,774,945	—	—
Financial Liabilities:
Investment-type contracts
Individual annuities	$3,055,111	$3,182,028	$—	$—	$3,055,111
Derivatives	1,422,829	1,422,829	—	1,422,829	—
Separate Account liabilities	8,774,945	8,774,945	8,774,945	—	—

2025 Statutory Financial Statements	Page 33

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
2025	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$234,851	$233,745	$235,624	$—	$—	$—
Universal Life with Secondary Guarantees	1,932,420	1,892,492	5,164,467	—	—	—
Indexed Universal Life with Secondary Guarantees	1,633,950	1,630,260	1,841,546	—	—	—
Other Permanent Cash Value Life Insurance	—	10,112,151	11,274,815	—	—	—
Variable Universal Life	433,624	413,315	411,960	1,387,544	1,368,163	1,368,163
Miscellaneous Reserves	—	—	23,693	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	410,863	—	—	—
Accidental Death Benefits	—	—	274	—	—	—
Disability — Active Lives	—	—	32,386	—	—	—
Disability — Disabled Lives	—	—	13,225	—	—	—
Miscellaneous Reserves	—	—	154,135	—	—	—

Total	4,234,845	14,281,963	19,562,988	1,387,544	1,368,163	1,368,163
Less: Reinsurance ceded	3,134,998	3,102,307	6,116,064	—	—	—

Net	$1,099,847	$11,179,656	$13,446,924	$1,387,544	$1,368,163	$1,368,163

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

Life reserves of $387,965 with surrender charges of 5% or more as of December 31, 2025 will have less than a 5% surrender charge in 2026.

	General Account			Separate Account
2024	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal Life	$247,985	$246,837	$248,960	$—	$—	$—
Universal Life with Secondary Guarantees	1,957,443	1,907,817	5,020,443	—	—	—
Indexed Universal Life with Secondary Guarantees	1,552,926	1,546,179	1,745,301	—	—	—
Other Permanent Cash Value Life Insurance	—	8,823,112	9,874,756	—	—	—
Variable Universal Life	384,255	366,306	364,455	1,297,360	1,279,737	1,279,737
Miscellaneous Reserves	—	—	23,406	—	—	—

Not Subject to Discretionary Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	396,563	—	—	—
Accidental Death Benefits	—	—	282	—	—	—
Disability — Active Lives	—	—	31,400	—	—	—
Disability — Disabled Lives	—	—	13,017	—	—	—
Miscellaneous Reserves	—	—	174,016	—	—	—

Total	4,142,609	12,890,251	17,892,599	1,297,360	1,279,737	1,279,737
Less: Reinsurance ceded	2,642,112	2,609,910	4,859,083	—	—	—

Net	$1,500,497	$10,280,341	$13,033,516	$1,297,360	$1,279,737	$1,279,737

Note 8. RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2025	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	218,994	—	218,994	2%
At fair value	—	7,127,387	7,127,387	64%

Subtotal	218,994	7,127,387	7,346,381	66%

At book value — without adjustment	1,818,313	—	1,818,313	16%
Not subject to discretionary withdrawal	1,990,301	—	1,990,301	18%

Total annuity reserves and deposit liabilities gross	4,027,608	7,127,387	11,154,995	100%

Less: Reinsurance ceded	125,820	—	125,820

Total Annuity Reserves and Deposit Liabilities, Net	$3,901,788	$7,127,387	$11,029,175

2025 Statutory Financial Statements	Page 35

($ in Thousands)

Annuity and deposit-type contract reserves of $7,440 with surrender charges of 5% or more as of December 31, 2025 will have less than a 5% surrender charge in 2026.

2024	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	235,501	—	235,501	2%
At fair value	—	7,358,795	7,358,795	65%

Subtotal	235,501	7,358,795	7,594,296	67%

At book value — without adjustment	1,847,652	—	1,847,652	16%
Not subject to discretionary withdrawal	1,852,214	17	1,852,231	16%

Total annuity reserves and deposit liabilities gross	3,935,367	7,358,812	11,294,179	100%

Less: Reinsurance ceded	135,407	—	135,407

Total Annuity Reserves and Deposit Liabilities, Net	$3,799,960	$7,358,812	$11,158,772

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2025	2024

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$114,981	$126,705
Policyholders’ reserves — individual annuities	2,732,679	2,665,237
Liabilities for deposit-type contracts	1,049,068	994,257
VM-21 reserves	5,060	13,761

Subtotal	3,901,788	3,799,960

Separate Account Annual Statement:
Annuities	7,127,387	7,358,812
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	7,127,387	7,358,812

Total Reserves	$11,029,175	$11,158,772

As of December 31, 2025 and 2024, the Company has recorded reserves of $302,676 and $302,637, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2025	2024

Account value	$6,751,691	$6,975,138
Net amount at risk	15,402	30,304

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a specified period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2025:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,428	$304,317	$295,475
GMWB	9,589	2,732,524	2,687,948
GMWB w/ DB	847	223,998	218,971
GMWB w/ inflation	8,385	2,105,161	2,079,808
GMWB w/ inflation w/ DB	259	61,414	60,611
GMAB/GMWB	1,611	319,271	317,900

Total	22,119	$5,746,685	$5,660,713

The following table summarizes the account values for the different benefit types as of December 31, 2024:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,555	$299,700	$289,142
GMWB	10,583	2,874,573	2,819,408
GMWB w/ DB	944	229,641	223,333
GMWB w/ inflation	9,120	2,180,922	2,151,599
GMWB w/ inflation w/ DB	278	62,768	61,707
GMAB/GMWB	1,766	345,117	343,598

Total	24,246	$5,992,721	$5,888,787

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of

2025 Statutory Financial Statements	Page 37

($ in Thousands)

Company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $6,660,049 and $6,872,854, as of December 31, 2025 and 2024, respectively. During 2025 and 2024, there were $400 and $(900), respectively, in reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $50,189 and $54,174, as of December 31, 2025 and 2024, respectively.

Note 9. BENEFIT PLANS

The Company has maintained both funded and unfunded non-contributory defined benefit pension plans covering eligible employees. The Company also maintains other postretirement benefit plans (health care plans) covering eligible existing retirees. The Company uses a measurement date of December 31 for all plans.

QUALIFIED PENSION PLAN The Company sponsored a funded qualified non-contributory defined benefit pension plan covering eligible employees. The Company’s policy was to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974 and maintained the option to increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the funded status of the plan.

The Company approved the freezing of benefits under its qualified pension plan effective December 31, 2005. Therefore, no further benefits were accrued for participants.

The Company’s Board of Trustees approved the termination of its frozen qualified pension plan on May 31, 2024. The Company offered the option of receiving a lump sum payment to certain participants with vested qualified benefits in lieu of receiving monthly annuity payments. The Company transferred the remainder of the Plan’s pension obligation to a third-party insurance provider by purchasing a group annuity contract which was fully funded directly by plan assets. The third-party insurance provider assumed the obligation to pay future pension benefits and to provide administrative services beginning on January 1, 2025.

NONQUALIFIED PENSION PLANS The Company also sponsored unfunded nonqualified pension plans covering eligible employees.

The Company approved the freezing of benefits under its nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) plan effective December 31, 2005. Therefore, no further benefits were accrued for participants under this plan.

On December 30, 2024, the Company approved amendments to terminate the unfunded nonqualified pension plans. The remaining participants were paid in compliance with United States Internal Revenue Code Section 409A during December, 2025.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its existing retired employees and financial professionals, and their beneficiaries and covered dependents.

On December 5, 2023, the Company approved an amendment to close the other postretirement healthcare plans to new retirees effective December 31, 2023. Therefore, no new retired employees or financial professionals are eligible to join the plan.

OTHER PLANS The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals and trustees to defer portions of their compensation to these plans. Certain Company

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases.

Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement healthcare plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$15,949	$148,759	$7,335	$12,905
Interest cost	705	6,166	352	383
Actuarial loss/(gain)	9,523	3,190	11	(2,144)
Benefits paid	(2,196)	(11,680)	(784)	1,051
Plan amendment	—	—	—	(4,860)
Settlements	(23,981)	(130,486)	—	—

Projected benefit obligation at end of year	$—	$15,949	$6,914	$7,335

The weighted-average assumption used to measure the actuarial present value of the projected benefit obligation was as follows as of December 31:

	Other Postretirement Healthcare Plans
	2025	2024

Discount rate	5.11%	5.52%

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2025		2024
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.50%	6.50%	6.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2033	2033	2031	2031

PLAN ASSETS The change in plan assets of the benefit plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments.

2025 Statutory Financial Statements	Page 39

($ in Thousands)

The following table sets forth the change in plan assets as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Change in plan assets:
Fair value of plans assets at beginning of year	$—	$207,399	$—	$—
Actual return on plan assets	—	3,877	—	—
Employer contribution	26,178	2,202	784	(1,051)
Benefits paid	(2,196)	(11,680)	(784)	1,051
Settlements	(23,982)	(130,486)	—	—
Transfer of excess assets	—	(71,312)	—	—

Fair value of plan assets at end of year	$—	$—	$—	$—

With the termination of the Company’s qualified pension plan during 2024, the excess plan assets were transferred directly to the Company’s defined contribution plan administrator to be used for future non-elective contributions.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2025 and 2024 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Benefit obligation	$—	$(15,949)	$(6,914)	$(7,335)

Funded status	$—	$(15,949)	$(6,914)	$(7,335)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Accrued benefit cost and liability for benefits recognized (other liabilities)	$—	(15,949)	(6,914)	(7,335)

Funded status	$—	$(15,949)	$(6,914)	$(7,335)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets was as follows as of December 31:

	Underfunded Pension Plans
	2025	2024

Projected benefit obligation	$—	$(15,949)

Funded status	—	(15,949)

Accumulated benefit obligation	$—	$(15,949)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Unrecognized prior service cost	$—	$—	$(3,837)	$(4,349)
Unrecognized actuarial (gain)/loss	—	6,734	(4,276)	(4,656)

Total	$—	$6,734	$(8,113)	$(9,005)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, during the years ended December 31, 2025 and 2024, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$6,734	$44,842	$(9,005)	$(2,858)
Net prior service cost arising during the period	—	—	—	(4,860)
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	(17)	511	511
Net prior service cost (credit) from Plan Termination recognized to net periodic benefit cost	—	(67)	—	—
Net actuarial loss/(gain) arising during the period	9,523	10,140	11	(2,144)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(406)	(1,576)	370	346
Net actuarial gains (losses) from Settlement recognized to net periodic benefit cost	(15,851)	(46,588)	—	—

Items not yet recognized as a component of net periodic benefit cost — current year	$—	$6,734	$(8,113)	$(9,005)

2025 Statutory Financial Statements	Page 41

($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Interest cost	$705	$6,166	$352	$383
Expected return on plan assets	—	(10,826)	—	—
Amortization of prior service cost/(credit)	—	17	(511)	(511)
Amortization of actuarial losses/(gains)	406	1,576	(370)	(346)
Settlements	15,851	46,655	—	—

Total net periodic benefit cost/(credit)	$16,962	$43,588	$(529)	$(474)

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2025	2024	2025	2024

Discount rate for benefit obligations	N/A	N/A	5.11%	5.52%
Expected return on plan assets	N/A	6.00%	—	—

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2025		2024
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.50%	6.50%	6.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2033	2033	2031	2031

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2025	2024	2025	2024

Employer Contributions	$26,178	$2,202	$784	$(1,051)
Benefits Paid	(2,196)	(11,680)	(784)	1,051
Settlements	(23,982)	(130,486)	—	—

CASH FLOWS With the termination of the Company’s qualified pension plan during 2024, there are no funding requirements under ERISA.

In 2026, the Company expects to contribute to the other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $816.

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2025 and 2024. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Other Post Retirement Healthcare Plans

2026	$816
2027	776
2028	719
2029	681
2030	634
Years 2031-2033	2,580

DEFINED CONTRIBUTION PLANS The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December 31, 2025, and 2024, the expense recognized for these plans was $7,920 and $9,665, respectively.

With the termination of the Company’s qualified pension plan during 2024, the excess plan assets were transferred directly to the Company’s defined contribution plan administrator to be used for future non-elective contributions. These assets are non-admitted and are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

Note 10. FEDERAL INCOME TAXES

The Company follows SSAP No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2025, and 2024.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2025, and 2024.

The components of deferred tax assets (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description		2025			2024

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$467,717	$14,351	$482,068	$503,519	$9,941	$513,460
Statutory valuation allowance	—	—	—	—	—	—

Adjusted gross DTAs	467,717	14,351	482,068	503,519	9,941	513,460
DTAs nonadmitted	(144,385)	—	(144,385)	(114,312)	—	(114,312)

Subtotal admitted adjusted DTA	323,332	14,351	337,683	389,207	9,941	399,148
Gross DTLs	(112,701)	(61,291)	(173,992)	(109,745)	(75,891)	(185,636)

Net admitted DTA/(DTL)	$210,631	$(46,940)	$163,691	$279,462	$(65,950)	$213,512

2025 Statutory Financial Statements	Page 43

($ in Thousands)

The changes in components of DTAs and DTLs recognized by the Company are as follows:

Description	Changes During 2025

	Ordinary	Capital	Total
Gross DTAs	$(35,802)	$4,410	$(31,392)
Statutory valuation allowance	—	—	—

Adjusted gross DTAs	(35,802)	4,410	(31,392)
DTAs nonadmitted	(30,073)	—	(30,073)

Subtotal admitted adjusted DTA	(65,875)	4,410	(61,465)
Gross DTLs	(2,956)	14,600	11,644

Net admitted DTA/(DTL)	$(68,831)	$19,010	$(49,821)

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description		2025			2024

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$149,340	$14,351	$163,691	$203,571	$9,941	$213,512
1. Adjusted gross DTA expected to be realized	149,340	14,351	163,691	203,571	9,941	213,512
2. Adjusted gross DTA allowed per limitation threshold	—	—	602,725	—	—	548,880
Adjusted gross DTA offset by existing DTLs	173,992	—	173,992	185,636	—	185,636

Total admitted DTA realized within 3 years	$323,332	$14,351	$337,683	$389,207	$9,941	$399,148

Description	Changes during 2025

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$(54,229)	$4,410	$(49,819)
1. Adjusted gross DTA expected to be realized	(54,229)	4,410	(49,819)
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	(11,644)	—	(11,644)

Total admitted DTA realized within 3 years	$(65,873)	$4,410	$(61,463)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2025	2024

Ratio percentage used to determine recovery period and threshold limitation amount	606%	605%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$4,682,912	$4,245,118

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2025			December 31, 2024			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	—%	100%	40%	—%	100%	40%	—%	—%	—%
Net admitted DTAs	—%	100%	46%	—%	100%	46%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2025	2024

Current federal income tax expense/(benefit)	$29,810	$(52,735)
Income tax effect on realized capital gains	16,828	209,935

Federal and foreign income taxes incurred	$46,638	$157,200

As reported in Capital gains and losses, net of tax within the Statements of Operations, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

2025 Statutory Financial Statements	Page 45

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows as of December 31:

	2025	2024	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$151,677	$154,296	$(2,619)
DAC	223,472	202,121	21,351
Deferred compensation	63,834	45,192	18,642
Nonadmitted assets	18,583	21,320	(2,737)
PML reserve financing	—	36,343	(36,343)
PML reinsurance	—	34,856	(34,856)
Other — ordinary	10,151	9,391	760

Subtotal — Gross ordinary DTAs	467,717	503,519	(35,802)
Statutory valuation allowance	—	—	—
Nonadmitted ordinary DTAs	(144,385)	(114,312)	(30,073)

Admitted ordinary DTAs	323,332	389,207	(65,875)
Capital:
OTTI on investments	14,351	9,941	4,410

Other — Capital	—		—

Subtotal — Gross capital DTAs	14,351	9,941	4,410
Statutory valuation allowance
Nonadmitted capital DTAs	—	—	—

Admitted capital DTAs	14,351	9,941	4,410

Admitted DTAs	337,683	399,148	(61,465)
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(98,493)	(83,733)	(14,760)
Future policy benefits — 8 year spread	—	(6,097)	6,097
Other	(14,208)	(19,915)	5,707

Ordinary DTLs	(112,701)	(109,745)	(2,956)
Capital:
Alternative asset investments	(60,106)	(58,133)	(1,973)
Net unrealized investment gains	(1,185)	(17,758)	16,573

Capital DTLs	(61,291)	(75,891)	14,600

DTLs	(173,992)	(185,636)	11,644

Net deferred tax asset	$163,691	$213,512	$(49,821)

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in deferred income taxes is comprised of the following (this analysis is exclusive of nonadmitted assets), as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes within the Statements of Changes in Surplus:

	2025	2024	Change

Total deferred tax assets	$482,068	$513,460	$(31,392)
Total deferred tax liabilities	(173,992)	(185,636)	11,644
Statutory valuation allowance	—	—	—

Net deferred tax asset	$308,076	$327,824	$(19,748)
Tax effect of unrealized gains/(losses)			(15,602)
Tax effect of postretirement liability			1,996
SSAP 3 Adjustment			71,199

Change in net deferred income tax			$37,845

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2025 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$194,491	$40,843	21.00%
Separate account dividend received deduction	(17,028)	(3,576)	-1.84%
LIHTC	—	(10,306)	-5.30%
Executive benefits	(27,679)	(5,813)	-2.99%
IMR amortization	16,770	3,522	1.81%
Dividends received deduction	(967)	(203)	-0.10%
Reinsurance	195,926	41,145	21.15%
Other	65,680	13,796	7.10%
Federal Tax Credits	—	(70,615)	-36.31%

Total	$427,193	$8,793	4.52%

Federal income tax expense incurred		$29,810	15.33%
FIT expense/(benefit) on realized capital gains/losses		2,317	1.19%
FIT in IMR gains/losses		14,511	7.46%
Change in net deferred income tax		(37,845)	-19.46%

Total statutory taxes		$8,793	4.52%

The effective tax rate is primarily driven by the following components: (1) the separate account dividends received deduction, (2) low income housing tax credits and (3) federal tax credits (4) reinsurance (5) executive benefits.

The Company utilized $118,211 of the total credits available at December 31, 2025. The Company has no LIHTC credits available as of December 31, 2025.

The Company has $254,000 in carryback capacity for 2025, 2024 and 2023 that is available for recoupment in the event of future net capital losses.

The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

2025 Statutory Financial Statements	Page 47

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

Tax years 2022 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2025 and 2024, the Company did not recognize or accrue penalties or interest.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (“CAMT”) for tax years beginning after December 31, 2022. The Company has determined that they are a non-applicable reporting entity in 2025.

The Company early adopted SSAP94 as of December 31, 2024. These revisions expanded the scope of SSAP No. 94R to include all state and federal tax credits and provide new guidance on the accounting recognition and reporting for the state and federal tax credits.

On July 4, 2025, the One Big Beautiful Bill Act (“2025 Act”) was enacted into law for tax years beginning in 2025. There was no material impact on the Company’s financial statements as a result of this new act.

Note 11. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2025:
Premium and annuity considerations	$2,747,899	$14,383	$2,149,100	$613,182
Reserves and funds for payment of insurance and annuity benefits	23,797,461	2,950	6,443,037	17,357,374

December 31, 2024:
Premium and annuity considerations	$2,912,515	$15,239	$2,093,627	$834,127
Reserves and funds for payment of insurance and annuity benefits	22,044,721	2,051	5,204,191	16,842,581

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis, certain Universal Life policies on a quota share basis.

The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus. This agreement was recaptured on October 1, 2024 with a resulting loss of $151,327, inclusive of emerging earnings of $238,580.

The Company entered into a coinsurance funds withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis, certain Universal Life policies on an 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus. The

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus. This agreement was recaptured on October 1, 2024 with a resulting loss of $12,794, inclusive of emerging earnings of $16,632.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2025 and 2024, the Company had a related reserve credit of $163,057 and $168,619, respectively, which was secured by investment grade securities with a market value of $279,151 and $259,390, respectively, held in trust.

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective December 31, 2025, to coinsure an existing block of Term and Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $160,376, that was a direct increase to surplus.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2025		2024
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance modified coinsurance	PIANY	$(9,022)	$(217,631)	$(10,878)	$(216,662)
YRT — Over retention	PIANY	4,976	1,794	4,248	1,321
Coinsurance funds withheld	PIA	(39,040)	(2,417,361)	(731,255)	(2,347,132)
Coinsurance — Inforce	PIA	(11,927)	(643,251)	(17,959)	(617,324)
Coinsurance	PIA	(57,926)	(1,425,272)	(56,769)	(1,344,814)
YRT — Over retention	PIA	6,436	864	5,626	790
YRT — Over retention	Vantis	133	98	93	86

Total		$(106,370)	$(4,700,759)	$(806,894)	$(4,523,735)

Coinsurance modified coinsurance The Company ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT — Over retention The Company assumes from PIANY the policies that result in retention greater than $300 per life, up to $10,000.

Coinsurance funds withheld At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIAre I, an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Effective October 1, 2024, this agreement was amended and restated to increase the ceded reserves for this in-force block. PIA contemporaneously reinsured the increased ceded reserves to PIAre I, an authorized, affiliated reinsurer. The amended and restated agreement generated an additional after-tax gain of $165,981, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce Effective January 1, 2015, the Company ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

2025 Statutory Financial Statements	Page 49

($ in Thousands)

Coinsurance The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT — Over retention The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

YRT — Over retention Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis reaches its retention limit of $300 per life, the Company’s share is 100% of the excess up to $10,000.

Note 12. RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Dollar Amount	Current Interest Rate

PMAM	July 1, 2019	July 2039	$100,000	Market Based at time of draw
PMAM	August 31, 2021	August 2041	$100,000	Market Based at time of draw
PMAM	June 22, 2022	June 2042	$100,000	Market Based at time of draw
PMAM	November 4, 2024	November 2044	$300,000	Market Based at time of draw
HTK	July 31, 2023	July 2042	$20,000	Market Based at time of draw
1847SV	May 15, 2024	April 2029	$100,000	Market Based at time of draw

The Company recorded $30,825 and $67,529 in interest income on these notes for the years ended December 31, 2025 and 2024, respectively. At December 31, 2025 and 2024, the Company had outstanding principal receivables of $65,039 and $279,015 and interest receivables of $5,794 and $6,788, respectively, relating to these agreements.

1847IC currently provides Fidelity Bond, Cyber and Medical Stop Loss insurance coverages to the Company and its affiliates.

1847SV was established in 2024 to make select capital investments.

1847FIN was established in 2024 as a distribution entity within the Company’s enterprise.

The Company entered into Selling and Sales Support Agreements with 1847FIN, a wholly-owned subsidiary of the Company, in 2025 for the distribution of annuity and life insurance contracts. During 2025, the Company recorded $131,611 in expense associated with this agreement. At December 31, 2025 the Company reported $4,606 as amount due to 1847FIN.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2025 and 2024 of $0 and $127,125, respectively, represents a significant influence, and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $18,242,580 and $15,911,253 and combined liabilities of $16,696,173 and $14,694,155 as of December 31, 2025 and 2024, respectively. There was no goodwill or intangible assets in the admitted value of the Company’s subsidiaries at December 31, 2025 and 2024, respectively.

The Company’s unconsolidated subsidiaries had combined net income of $107,060 and $48,573 for the years ended December 31, 2025 and 2024, respectively.

The Company’s non-insurance subsidiaries had combined balance sheet values (gross, admitted and non-admitted) of $193,324, $193,346 and $22, respectively at December 31, 2025 and $125,937, $125,919 and $18, respectively at December 31, 2024.

Page 50	The Penn Mutual Life Insurance Company

($ in Thousands)

The Company made the following capital contributions and returns of capital for 2025 and 2024, respectively:

December 31	2025		2024
	Capital Contributions	Return of Capital	Capital Contributions	Return of Capital

PIA	$150,000	$—	$70,000	—
myWorth	25	—	—	—
1847Fin	331,772	308,700	10	—
1847SV	—	—	10	—

With the exception of the Company’s contribution of its investment in HTK to 1847FIN of $21,772, all capital contributions and returns of capital were in the form of cash.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2025 and 2024, the total expenses incurred by subsidiaries under these agreements were $117,284 and $98,149, respectively. The net amount due to the Company was $80,282 and $21,776 at December 31, 2025 and December 31, 2024, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $26,002 and $21,786 for 2025 and 2024, respectively.

Note 13. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2025 and 2024 was $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation or liquidity.

LEASES The Company has entered into leases, primarily for field offices.

As of December 31, 2025 future minimum payments under noncancellable leases are as follows:

For the year ending:

2026	$761
2027	379
2028	233
2029	119
Thereafter	—

Rent expense was $531 and $6,884 during the years ended December 31, 2025 and 2024, respectively.

2025 Statutory Financial Statements	Page 51

($ in Thousands)

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2025 and 2024 the Company had outstanding commitments totaling $821,782 and $588,775, respectively, relating to these investment activities. The fair value of these commitments approximates their face amount.

Note 14. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2025 and through the financial statement issuance date of February 18, 2026 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 52	The Penn Mutual Life Insurance Company

About The Penn Mutual Life Insurance Company

For more than 175 years, Penn Mutual has been a trusted partner to financial professionals across the U.S., placing protection solutions at the center of building stronger financial futures for individuals, families, and businesses. Penn Mutual and its affiliates offer a comprehensive suite of competitive products and services to meet the unique needs of financial professionals and their clients, including life insurance, annuities, wealth management, and institutional asset management. To learn more, including current financial strength ratings, visit pennmutual.com.

© 2026 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172 | pennmutual.com

PM9143	01/26

The Penn Mutual Life Insurance Company

2023 Statutory Financial Statements

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company

Opinions

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities and surplus as of December 31, 2023 and 2022, and the related statements of income, changes in surplus and cash flows for the years then ended, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Pennsylvania Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Pennsylvania Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Philadelphia, Pennsylvania

February 16, 2024

($ In Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2023	2022

ADMITTED ASSETS
Bonds	$14,731,578	$13,672,878
Stocks:
Preferred	47,867	51,966
Common — affiliated	1,004,684	869,747
Common — unaffiliated	70,420	42,557
Real estate	28,249	29,654
Policy loans	859,986	553,785
Cash and short-term investments	464,241	376,029
Alternative assets	1,105,180	1,188,539
Derivatives	1,271,132	1,172,035
Other invested assets	1,231,889	1,024,353

TOTAL INVESTMENTS	20,815,226	18,981,543

Investment income due and accrued	198,372	155,217
Premiums due and deferred	160,145	151,969
Deferred tax asset	203,156	255,575
Corporate owned life insurance	244,248	228,074
Amounts recoverable from reinsurers	51,551	43,359
Other assets	253,197	66,746
Separate account assets	8,803,569	8,091,620

TOTAL ASSETS	$30,729,464	$27,974,103

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$14,138,339	$12,932,817
Dividends to policyholders payable in the following year	202,919	165,192
Policy claims in process	116,712	75,682
Interest maintenance reserve	11,987	8,726
Asset valuation reserve	345,042	339,347
Drafts outstanding	45,991	41,043
Funds held under coinsurance	1,894,475	1,769,348
Other liabilities	688,887	582,032
Derivatives	1,617,001	1,318,483
Separate account liabilities	8,803,569	8,091,620

TOTAL LIABILITIES	27,864,922	25,324,290

CAPITAL AND SURPLUS
Surplus notes	891,456	891,130
Unassigned surplus	1,973,086	1,758,683

TOTAL CAPITAL AND SURPLUS	2,864,542	2,649,813

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$30,729,464	$27,974,103

The accompanying notes are an integral part of these financial statements.

2023 Statutory Financial Statements	Page 1

($ In Thousands)

Statements of Income

For the Years Ended December 31,	2023	2022

REVENUE
Premium and annuity considerations	$1,568,675	$858,958
Net investment income	869,516	820,300
Reserve adjustments on reinsurance ceded	502,200	1,119,763
Other revenue	473,063	446,534

TOTAL REVENUE	3,413,454	3,245,555

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,430,834	1,191,034
Increase in reserves for payment of future insurance and annuity benefits	1,433,743	1,494,697
Commissions	227,468	224,991
Operating expenses	344,391	315,381
Other expenses	88,463	73,149
Net transfer from separate accounts	(442,261)	(218,319)

TOTAL BENEFITS AND EXPENSES	3,082,638	3,080,933

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFIT	330,816	164,622

Dividends to policyholders	207,053	172,848

GAIN/(LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX BENEFIT	123,763	(8,226)

Federal income tax benefit	(30,413)	(3,579)

GAIN/(LOSS) FROM OPERATIONS	154,176	(4,647)

Net realized capital gains, net of tax	8,978	79,808

NET INCOME	$163,154	$75,161

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ In Thousands)

Statements of Changes in Surplus

For the Years Ended December 31,	2023	2022

SURPLUS
Opening surplus adjustment	$—	$(1,357)
Surplus, beginning of year	2,649,813	2,570,242
Net income	163,154	75,161
Change in:
Reinsurance	(19,447)	(29,101)
Asset valuation reserve	(5,695)	163,826
Net unrealized capital losses, net of tax	(29,822)	(139,650)
Net deferred income tax	(74,132)	10,631
Funded status of postretirement plans, net of tax	1,480	3,381
Surplus notes	326	303
Valuation basis	216,831	—
Nonadmitted assets	(37,966)	(4,980)

Surplus, end of year	$2,864,542	$2,649,813

The accompanying notes are an integral part of these financial statements.

2023 Statutory Financial Statements	Page 3

($ In Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2023	2022

OPERATIONS
Premium and annuity considerations	$2,427,959	$2,246,744
Net investment income	932,334	882,090
Other revenue	267,668	247,308

CASH PROVIDED BY OPERATIONS	3,627,961	3,376,142

Benefits paid	1,684,407	1,413,880
Commissions and operating expenses	620,960	607,042
Net transfers from separate accounts	(439,498)	(216,850)
Dividends to policyholders	15,115	14,912
Taxes refunded on operating income and realized investment losses	(28,339)	(138,888)

CASH USED IN OPERATIONS	1,852,645	1,680,096

NET CASH PROVIDED BY OPERATIONS	1,775,316	1,696,046

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,532,520	1,460,296
Preferred and common stocks	36,957	67,724
Alternative assets, real estate and other invested assets	15,849	300,229
Derivatives	15,363	139,322
Miscellaneous proceeds	3,937	(16,943)

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,604,626	1,950,628

Cost of investments acquired:
Bonds	2,695,461	3,145,343
Preferred and common stock	82,384	149,456
Alternative assets, real estate and other invested assets	152,759	410,701
Derivatives	35,545	16,942
Miscellaneous applications	(34,893)	(13,914)

TOTAL COST OF INVESTMENTS ACQUIRED	2,931,256	3,708,528

Net increase in policy loans	(282,531)	(76,420)

NET CASH USED IN INVESTMENT ACTIVITIES	(1,609,161)	(1,834,320)

FINANCING AND MISCELLANEOUS
Net (withdrawals)/deposits on deposit-type contracts	(24,694)	119,502
Other cash applied, net	(53,249)	(8,952)

NET CASH (USED IN)/PROVIDED BY FINANCING AND MISCELLANEOUS	(77,943)	110,550

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	88,212	(27,724)

Cash and short-term investments:
Beginning of year	376,029	403,753

End of year	$464,241	$376,029

…continued -

Page 4	The Penn Mutual Life Insurance Company

($ In Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2023	2022

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Non-cash acquisitions	$(4,817)	$8,588
Premiums paid from benefits, dividends, policy loans and waivers	$206,092	$163,789
Common stock acquired as a return of capital/dividend	$8,697	$8,697
Non-cash disposals	$23,196	$55,995
Reinsurance emerging earnings	$19,447	$29,100

The accompanying notes are an integral part of these financial statements.

2023 Statutory Financial Statements	Page 5

($ In Thousands)

Notes to Financial Statements

Note 1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS The Penn Mutual Life Insurance Company (the “Company” or “PML”) is a mutual life insurance company domiciled in Pennsylvania, that concentrates primarily on the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career and independent financial professionals. The Company is licensed to write business in forty-nine states and the District of Columbia.

BASIS OF PRESENTATION The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Pennsylvania Insurance Department (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)

certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;

(b)

statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;

(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)

deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;

(f)

payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;

(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)

majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Vantis Life Insurance Company (“Vantis”), The Penn Insurance and Annuity Company of New York (“PIANY”), Janney Montgomery Scott (“JMS”), LLC, Hornor Townsend & Kent, LLC (“HTK”), Penn Mutual Asset Management, LLC (“PMAM”), and 1847 Insurance Captive, LLC (“1847”) are admitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;

(i)

the Company’s investment in Penn Mutual Asset Management Multi-Series Funds Series A and B and the Penn Mutual AM Strategic Income Fund (collectively “PMAM’s Private Funds/PMUBX”) is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

(j)

surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with the issuance of these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;

(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;

Page 6	The Penn Mutual Life Insurance Company

($ In Thousands)

(l)

an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;

(m)	changes in the fair value of unaffiliated common stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(n)	changes in fair value of perpetual preferred stock are recorded as changes in surplus, whereas GAAP recognizes the changes through realized capital gains/(losses);
(o)

after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;

(p)

changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;

(q)

comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;

(r)

embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;

(s)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(t)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.
(u)

Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of the interest credited to policyholders within Benefits paid to policyholders and beneficiaries.

RECLASSIFICATIONS Certain prior year amounts have been reclassified to conform to current year presentation. These reclassifications had no impact on capital and surplus or net income in the prior year.

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

INVESTMENTS Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments and where market valuations are not readily available, the effect on amortization or accretion is revalued periodically based on the current estimated

2023 Statutory Financial Statements	Page 7

($ In Thousands)

cash flows. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock Highest-quality, high-quality or medium quality redeemable preferred stock (NAIC designations 1 to 3) shall be valued at amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) shall be reported at the lower of amortized cost or fair value. Perpetual preferred stock shall be valued at fair value, not to exceed any currently effective call price. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock of the Company’s insurance affiliates are carried at their underlying audited statutory surplus on the Statement of Admitted Assets, Liabilities, and Surplus.

Unaffiliated common stock is carried at fair value. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates are recognized as changes in unrealized gains or losses in surplus.

Real Estate Real Estate occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Policy Loans Policy Loans are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets Alternative Assets consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag.

Derivatives The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the instrument being hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/(losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

Page 8	The Penn Mutual Life Insurance Company

($ In Thousands)

During 2023, the Company purchased certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio that do not meet the criteria of an effective hedge.

The Company may enter into interest rate caps, credit default swaps, and interest rate swaps, that are carried at fair value. The Company may use interest rate caps and payer swaps, a type of interest rate swap, to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps, a type of interest rate swap, protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes.

Other Invested Assets The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability.

Other invested assets also include notes receivable carried at book value from PMAM, JMS, HTK, ISP, PMAM, 1847, PMAM’s Private Funds/PMUBX and receivables for unsettled investment transactions. In 2022 changes in Private Funds/ PMUBX resulted in an opening surplus adjustment.

OTTI EVALUATION Bonds, mortgage-backed and asset-backed securities The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Equity Securities OTTI — The Company will impair any lot of equity securities in an unrealized loss position for more than 12 consecutive months by more than 10%. Any such impairments are accounted for as a realized loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

2023 Statutory Financial Statements	Page 9

($ In Thousands)

Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

		2023				2022

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$1,726	$46,757	NA		$168	$40,671	NA
Uncollected loading	(1,681)	(13,722)	NA		(165)	(11,304)	NA

Net uncollected	$45	$33,035	$59	$33,139	$3	$29,367	$108	$29,478

Deferred premium	$20,961	$146,579	NA		$17,080	$133,281	NA
Deferred loading	(20,068)	(15,962)	NA		(16,310)	(8,156)	NA

Net deferred	$893	$130,617	$2	$131,512	$770	$125,125	$3	$125,898

Subtotal — gross deferred and uncollected				164,651				155,376
Nonadmitted				(4,506)				(3,407)

Premiums due and deferred , net				$160,145				$151,969

FEDERAL INCOME TAX The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes. The Company currently has no UTPs.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

Page 10	The Penn Mutual Life Insurance Company

($ In Thousands)

Included in the total corporate owned life insurance owned by the Company are a block of policies issued by PIA. As of December 31, 2023 and 2022, the cash surrender values of those policies held by the Company were $21,625 and $21,436, respectively.

The cash surrender values for investments in the corporate owned life insurance are as follow at December 31:

	2023	2022

Equity funds	$122,182	$156,539
Bond funds	1,870	3,171
Money market funds	96,601	43,561
Other	23,595	24,803

Total	$244,248	$228,074

REINSURANCE In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $7,500 for single life and $10,000 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

OTHER ASSETS Computer equipment and packaged software is reported at a cost of $82,556 and $82,353, less accumulated depreciation of $79,065 and $76,858 at December 31, 2023 and 2022, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2023 and 2022 was $3,065 and $4,154, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated in accordance with the expected useful life.

Other assets also includes receivables related to federal income taxes, centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements.

SEPARATE ACCOUNT ASSETS AND LIABILITIES The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability is reported at contract value and represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/(losses) on the assets. The investment income and realized capital gains/(losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

2023 Statutory Financial Statements	Page 11

($ In Thousands)

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account.

NONADMITTED ASSETS Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, certain negative IMR balances, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases that are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. In 2023, The Company moved to the 2017 CSO mortality table as the underlying mortality basis for all Whole Life business issued from 2017 through 2019. As a result, the Company recognized a change in valuation basis through an adjustment to surplus for $216,831. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. Reserves for Single and Joint Life IUL are based on the same VM-20 methodology starting with 2018 policy issue years. Reserves for all other life insurance products are based on the same VM-20 methodology starting with 2020 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 1.00% to 13.25%.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to the methodology specified by Principle-Based Reserves for Variable Annuities (“VM-21”).

Page 12	The Penn Mutual Life Insurance Company

($ In Thousands)

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 11.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $1,991,791 and $2,180,642 as of December 31, 2023 and December 31, 2022, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges.

POLICY CLAIMS IN PROCESS Policy claims in process include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING Drafts outstanding that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position.

BENEFIT PLANS The Company recognizes a liability for the funded status of defined benefit pension and postretirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and postretirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded).

CONTINGENCIES Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RISK-BASED CAPITAL Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be

2023 Statutory Financial Statements	Page 13

($ In Thousands)

maintained based on various risk factors related to it. At December 31, 2023, the Company’s surplus exceeds these minimum levels.

SURPLUS NOTES On April 29, 2021, the Company issued a Surplus Note (“2021 Note”) at par with a principal balance of $500,000. The 2021 Note bears interest at 3.80%, and has a maturity date of April 29, 2061. The 2021 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2021 Note is scheduled to be paid semiannually on June 15 and December 15 of each year. Interest paid on the 2021 Note was $19,000 and $19,000 for the year ended December 31, 2023 and December 31, 2022, respectively. Total interest paid since the issuance of the 2021 Note is $49,928.

On July 1, 2010, the Company issued a Surplus Note (“2010 Note”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Note bears interest at 7.625%, and has a maturity date of June 15, 2040. The 2010 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2010 Note is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2023 and December 31, 2022, the amortized cost basis of the 2010 Note was $193,322 and $193,119, respectively. Interest paid on the 2010 Note was $15,250 and $15,250 for the years ended December 31, 2023 and December 31, 2022, respectively. Total interest paid since the issuance of the 2010 Note is $217,313.

On June 23, 2004, the Company issued a Surplus Note (“2004 Note”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Note bears interest at 6.65%, and has a maturity date of June 15, 2034. The 2004 Note was issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/ paying agent. Interest on the 2004 Note is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2023 and December 31, 2022, the amortized cost basis of the 2004 Note was $198,134 and $198,011, respectively. Interest paid on the 2004 Note was $13,300 and $13,300 for the years ended December 31, 2023 and December 31, 2022, respectively. Total interest paid since the issuance of the 2004 Note is $269,620.

The recognition of interest expense on surplus notes requires prior approval for payment from the Pennsylvania Insurance Department.

PREMIUM AND RELATED EXPENSE RECOGNITION Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE Other revenue includes commission and expense allowances recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES Other expenses primarily includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and coinsurance/ modified coinsurance (“co/modco”) reinsurance.

Page 14	The Penn Mutual Life Insurance Company

($ In Thousands)

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified as borrowed money. Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock — unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

Borrowings from the FHLB-PGH are classified as funding agreements. As of December 31, 2023, there were $- in outstanding borrowings and the maximum borrowed during the year was $100,000. As of December 31, 2022, there were $100,000 in outstanding borrowings and the maximum borrowed during the year was $350,000.

NEW ACCOUNTING STANDARDS

The NAIC adopted INT 23-01T, which is an interpretation that prescribes limited-time, optional, statutory accounting guidance as an exception to the existing guidance detailed in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve”. Under the INT, reporting entities are allowed to admit negative IMR if certain criteria are met. The Company did not admit any negative IMR at December 31, 2023 in its Statement of Admitted Assets, Liabilities and Capital and Surplus.

Note 3. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

2023 Statutory Financial Statements	Page 15

($ In Thousands)

BONDS AND PREFERRED STOCK The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2023	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$743,055	$5,629	$28,959	$719,725
Other Governments	6,000	—	421	5,579
States, Territories and Possessions	52,024	795	1,780	51,039
Political Subdivisions	333,437	1,916	39,122	296,231
Special Revenue	1,263,235	12,298	150,093	1,125,440
Industrial and Miscellaneous	6,266,287	96,851	590,260	5,772,878
Residential Mortgage-backed Securities	1,269,830	11,345	104,693	1,176,482
Commercial Mortgage-backed Securities	1,646,019	10,254	89,179	1,567,094
Asset-backed Securities	2,877,937	12,254	90,820	2,799,371
Hybrid Securities	273,348	1,523	19,048	255,823
SVO Identified Funds	406	148	148	406

Total Bonds	14,731,578	153,013	1,114,523	13,770,068
Preferred Stock	47,867	3,306	4,799	46,374

Total Bonds and Preferred Stock	$14,779,445	$156,319	$1,119,322	$13,816,442

		Gross Unrealized Capital
2022	Admitted Value	Gains	Losses	Estimated Fair Value

US Governments	$986,748	$848	$57,713	$929,883
Other Governments	6,000	—	159	5,841
States, Territories and Possessions	49,872	501	2,970	47,403
Political Subdivisions	322,436	1,145	50,207	273,374
Special Revenue	1,129,580	6,395	184,526	951,449
Industrial and Miscellaneous	5,965,201	53,504	774,515	5,244,190
Residential Mortgage-backed Securities	940,165	1,412	112,482	829,095
Commercial Mortgage-backed Securities	1,682,775	3,650	124,535	1,561,890
Asset-backed Securities	2,311,423	7,405	143,669	2,175,159
Hybrid Securities	275,254	771	27,733	248,292
SVO Identified Funds	388	—	—	388
Bank Loans	3,036	67	27	3,076

Total Bonds	13,672,878	75,698	1,478,536	12,270,040
Preferred Stock	51,966	4,354	8,056	48,264

Total Bonds and Preferred Stock	$13,724,844	$80,052	$1,486,592	$12,318,304

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $231 and $122, respectively, of subprime mortgages.

Page 16	The Penn Mutual Life Insurance Company

($ In Thousands)

RESTRICTED ASSETS AND SPECIAL DEPOSITS The Company maintains assets on deposit with governmental authorities or trustees as required by certain state insurance laws. The Company also receives and pledges collateral for derivative contracts and FHLB in the form of cash and securities. Capital stock was purchased as a requirement to participate in the FHLB lending program.

Balance Sheet Classification	Type	2023	2022

Debt securities — Available for sale	Collateral — FHLB	$—	$489,304
Debt securities — Available for sale	Reinsurance agreements	6,550,200	5,251,909
Debt securities — Available for sale	New York 109 trust agreement	4,132,960	4,122,950
Debt securities — Available for sale	Collateral — Derivatives	345,678	217,127
Debt securities — Available for sale	State deposit	3,315	3,345
Equity securities — Common stock unaffiliated	FHLB Stock	3,075	6,753
Equity securities — Common stock unaffiliated	Reinsurance agreements	14,188	13,324
Cash	State deposit	927	927

Total Restricted Assets		$11,050,343	$10,105,639

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2023 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$152,019	$150,408
Due after one year through five years	1,562,259	1,546,257
Due after five years through ten years	1,348,148	1,333,711
Due after ten years	5,875,365	5,196,746
Residential Mortgage-backed Securities(1)	1,269,830	1,176,482
Commercial Mortgage-backed Securities(1)	1,646,019	1,567,094
Asset-backed Securities(1)	2,877,937	2,799,370

Total Bonds	14,731,578	13,770,068
Preferred Stock	47,867	46,374

Total Bonds and Preferred Stock	$14,779,445	$13,816,442

(1) Includes U.S. Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $104,660, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 5.5 years.

At December 31, 2023, the largest industry concentration of the Company’s portfolio was investments in the Electric-Integrated sector of $675,870, representing 5% of the total debt securities portfolio.

2023 Statutory Financial Statements	Page 17

($ In Thousands)

CREDIT LOSS ROLLFORWARD The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2023	2022

Balance, beginning of period	$11,267	$8,169
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(2,463)	(316)
Credit loss impairments previously recognized on securities impaired to fair value during the period	—	—
Credit loss impairments recognized in the current period on securities not previously impaired	—	3,414
Additional credit loss impairments recognized in the current period on securities previously impaired	—	—

Balance, end of period	$8,804	$11,267

UNREALIZED LOSSES ON INVESTMENTS Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2023 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2023	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$11,821	$653	$320,644	$28,306	$332,465	$28,959	54
Other Governments	—	—	5,580	421	5,580	421	2
States, Territories and Possessions	—	—	20,848	1,780	20,848	1,780	11
Political Subdivisions	2,258	304	207,624	38,818	209,882	39,122	75
Special Revenue	24,996	745	796,438	149,348	821,434	150,093	327
Industrial and Miscellaneous	68,704	4,047	3,961,309	586,213	4,030,013	590,260	2,021
Residential Mortgage-backed Securities	155,916	11,277	805,811	93,416	961,727	104,693	256
Commercial Mortgage-backed Securities	130,888	6,544	1,073,550	82,635	1,204,438	89,179	542
Asset-backed Securities	317,267	7,190	1,556,463	83,630	1,873,730	90,820	601
Hybrid Securities	—	—	232,017	19,048	232,017	19,048	80
SVO Identified Funds	—	—	406	148	406	148	—

Total Bonds	$711,850	$30,760	$8,980,690	$1,083,763	$9,692,540	$1,114,523	3,969
Preferred Stock	4,863	138	39,209	4,661	44,072	4,799	18

Total Bonds and Preferred Stocks	$716,713	$30,898	$9,019,899	$1,088,424	$9,736,612	$1,119,322	3,987

Page 18	The Penn Mutual Life Insurance Company

($ In Thousands)

	Less than 12 months		Greater than 12 months		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Number of Securities

US Governments	$187,333	$6,647	$692,906	$51,066	$880,239	$57,713	61
Other Governments	841	159	—	—	841	159	2
States, Territories and Possessions	32,320	2,970	—	—	32,320	2,970	10
Political Subdivisions	156,007	25,253	60,526	24,954	216,533	50,207	544
Special Revenue	550,467	84,550	238,000	99,976	788,467	184,526	298
Industrial and Miscellaneous	3,649,910	484,842	725,904	289,673	4,375,814	774,515	1,950
Residential Mortgage-backed Securities	569,522	54,718	246,767	57,764	816,289	112,482	222
Commercial Mortgage-backed
Securities	1,264,993	93,979	182,923	30,556	1,447,916	124,535	492
Asset-backed Securities	1,030,166	64,692	857,933	78,977	1,888,099	143,669	465
Hybrid Securities	217,691	24,775	15,917	2,958	233,608	27,733	80
Bank Loans	1,203	27	—	—	1,203	27	2

Total Bonds	$7,660,453	$842,612	$3,020,876	$635,924	$10,681,329	$1,478,536	4,126
Preferred Stock	41,549	6,729	6,526	1,327	48,075	8,056	26

Total Bonds and Preferred Stocks	$7,702,002	$849,341	$3,027,402	$637,251	$10,729,404	$1,486,592	4,152

Included in the December 31, 2023 and 2022 amounts above is the interest portion of other-than-temporary impairments on securities of $1,094 and $1,228, respectively.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Cost	Gains	Losses	Estimated Fair Value

December 31, 2023	$68,085	$5,156	$2,821	$70,420
December 31, 2022	$47,329	$1,651	$6,423	$42,557

2023 Statutory Financial Statements	Page 19

($ In Thousands)

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses.

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2023	$10,949	$1,427	$14,907	$1,394	$25,856	$2,821
December 31, 2022	$9,483	$1,759	$13,467	$4,664	$22,950	$6,423

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 22 individual securities. As of December 31, 2023, there were 2 unaffiliated common stock securities that were priced below 80% of the security’s cost. Out of those 2 securities, 1 was impaired totaling $1,961.

Federal Home Loan Bank The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2023 and 2022 was $3,075 and $2,753, respectively. The Company also invested $0 and $4,000 in FHLB-PGH Activity Stock as of December 31, 2023 and 2022, respectively. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2023 and 2022, the Company’s borrowing capacity with the FHLB-PGH was $1,240,364 and $910,080, respectively.

The following represents the amount of collateral required to be pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2023	Maximum during 2023	December 31, 2022	Maximum during 2022

Carrying value	$—	$482,456	$489,304	$573,764
Fair value	—	431,230	432,986	538,930

The amount of interest expense on borrowings classified as funding agreements for the years ended December 31, 2023 and 2022 was $705 and $3,930, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS For the year ended December 31, 2023, the Company did not recognize any other than temporary impairments on any asset-backed security. For the year ended December 31, 2022, the Company recognized an other than temporary impairment on an asset-backed security as follows:

	Amortized Cost Prior to OTTI	OTTI		Fair Value
December 31, 2022		Interest	Non-Interest

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	4,091	—	3,414	677

Total other-than-temporary impairments	$4,091	$—	$3,414	$677

REAL ESTATE Investments in real estate consist of the Company’s home office property. As of December 31, 2023 and 2022, accumulated depreciation on real estate amounted to $32,016 and $30,611, respectively.

Page 20	The Penn Mutual Life Insurance Company

($ In Thousands)

ALTERNATIVE ASSETS The investment values of alternative assets are provided per the partnerships’ capital account statements. The Company’s interest cannot be redeemed; insteadPML distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years. As of December 31, 2023, none of these investments exceeds 10% of the Company’s admitted assets. The Company recognized realized losses of $3,660 and $434 for the years ended December 31, 2023 and 2022, respectively, associated with other-than-temporary impairments of certain alternative assets.

Unfunded commitments for alternative assets were $315,738 and $323,119 for the years ended December 31, 2023 and 2022, respectively.

OTHER INVESTED ASSETS The components of other invested assets as of December 31, 2023 and 2022 were as follows:

December 31,	2023	2022

LIHTC	$111,638	$68,024
Receivable for securities	84	794
Notes receivable — affiliates	708,000	650,000
Investments in affiliates	292,120	195,458
Investment in Private Funds/PMUBX	118,665	108,695
Other	1,382	1,382

Total other invested assets	$1,231,889	$1,024,353

Other invested assets also include notes receivable carried at book value from PMAM and JMS, investments in JMS, HTK, ISP, PMAM, 1847, and PMAM’s Private Funds/PMUBX, as well as receivables for unsettled investment transactions. In 2022 changes in Private Funds/PMUBX resulted in an opening surplus adjustment.

Low Income Housing Tax Credits The Company has no LIHTC properties under regulatory review at December 31, 2023 and 2022. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2023 or 2022.

Commitments of $94,521 and $53,452 for the years ended December 31, 2023 and 2022, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 1 and 13 years and required holding periods for its LIHTC investments between 6 and 17 years.

2023 Statutory Financial Statements	Page 21

($ In Thousands)

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2023	2022

Income:
Bonds and preferred stock	$674,197	$557,331
Common stock — unaffiliated	3,499	3,134
Common stock — affiliated	—	8,202
Real estate	3,588	3,588
Policy loans	34,884	23,969
Alternative assets	81,330	118,835
Other invested assets	147,671	183,544
Other	17,792	5,241
Derivatives	(9,607)	1,211
IMR amortization	(16,320)	(11,637)

Total investment income	937,034	893,418

Expenses:
Surplus note interest	47,876	47,853
Depreciation of real estate	1,406	1,436
Other investment expenses	18,236	23,829

Total investment expenses	67,518	73,118

Net Investment Income	$869,516	$820,300

Included in the table above (Bonds and preferred stock) for 2023 is $221 of investment income attributable to securities disposed of as a result of a callable feature, spread over 2 securities.

During 2023 and 2022, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

		2023			2022

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$460,503	$442	$15,200	$629,451	$2,668	$53,846
Preferred stock	5,741	12	183	15,440	—	1,440
Common stock	27,306	3,827	3,061	30,537	568	15,420

There was no nonadmitted accrued investment income at December 31, 2023 and 2022. As of December 31, 2023, there were 10 common stock impairments totaling $13,056.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2023	2022

Realized capital (losses)/gains	$(9,116)	$48,264
Less amount transferred to IMR	(16,531)	(20,360)
Less Taxes:
Transferred to IMR	3,472	4,277
Capital gains	(5,035)	(15,461)

Net Realized Capital Gains	$8,978	$79,808

Page 22	The Penn Mutual Life Insurance Company

($ In Thousands)

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR.

There were no NAIC designation 3 or below, or unrated securities sold during the year ended December 31, 2023 and reacquired within 30 days of the sale date.

Note 4. SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC The Company maintains separate accounts that are registered with the Securities Exchange Commission (“SEC”) for its individual variable life and annuity products with assets of $8,665,714 and $7,900,397 at December 31, 2023 and 2022, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC The Company also maintains separate accounts, which are not registered with the SEC, with assets of $137,855 and $191,223 at December 31, 2023 and 2022, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2023	2022

Premiums, considerations and deposits	$252,351	$325,968
Reserves at December 31, at market value	8,681,384	7,972,530
Subject to discretionary withdrawal at market value	8,681,384	7,972,530

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2023	2022

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$252,351	$325,968
Transfers from separate accounts	(694,612)	(544,287)

Transfers as reported in the Statements of Income	$(442,261)	$(218,319)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. The Company reports assets and liabilities from variable life and annuity product lines into a separate account.

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2023	2022

Enhanced Deferred Individual Annuity	$7,132,944	$6,557,955
Single Life Variable Universal Life	905,427	778,099
Basic Deferred Individual Annuity	342,562	310,285
Joint Life Variable Universal Life	284,781	254,058
Deferred Group Annuity	137,855	191,223

Total	$8,803,569	$8,091,620

2023 Statutory Financial Statements	Page 23

($ In Thousands)

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken on a direct basis, the separate account paid risk charges to the general account totaling $80,088 and $79,020 for the years ended December 31, 2023 and 2022, respectively and $359,683 for the five-year period between 2019 and 2023.

For the years ended December 31, 2023 and 2022, the general account of the Company has paid $1,583 and $2,345, respectively, towards separate account guarantees on a direct basis, and $6,267 cumulatively over the last five years.

Note 5. DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to mitigate these risks.

The Company may enter into interest rate caps, interest rate and equity futures, credit default swaps, currency swaps, forward contracts, interest rate and treasury swaps, inflation swaps and equity options that do not qualify for hedge accounting.

If entered into, the Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses currency swaps to reduce market risks from changes in foreign exchange rates.

The Company uses interest rate swaps, interest rate futures, treasury swaps, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the Company’s liability risk exposure to declines in the equity markets.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master Agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, interest rate swaps are centrally cleared through an exchange.

Derivative Instruments Designated and Qualifying as Hedging Instruments

During 2023, the Company purchased certain interest rate swaps that qualify for hedge accounting. These swaps are used to hedge the impact of changing interest rates on the value of specific municipal bonds. As these are derivatives in a highly effective hedge, they are carried at cost. At termination/expiration, a realized gain/(loss) amount, net of the cost basis, is recognized. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss).

The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments. Derivative instruments with carrying values showing a gain are

Page 24	The Penn Mutual Life Insurance Company

($ In Thousands)

reported as admitted assets and Derivative instruments with carrying values showing a loss are reported in Other liabilities.

Derivative Instruments Designated and Qualifying as Hedging Instruments are as follows:

December 31,		2023
	Notional Value	Fair Value		Carrying Value
		Gain	(Loss)	Gain	(Loss)

Fair value hedges:
Interest rate swaps	$33,500	$—	$(913)	$—	$—

Total designated and qualifying as hedges	$33,500	$—	$(913)	$—	$—

Years Ended December 31,	2023		2022
	Net Investment Income	Realized Capital Losses	Net Investment Income	Realized Capital Gains/(Losses)

Cash flow hedges:
Call spreads	$—	$—	$—	$—
Fair value hedges:
Interest rate swaps	236	—	—	—

Total	$236	$—	$—	$—

The following table presents the notional and fair values of derivative financial instruments that did not qualify for hedge accounting. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values except for futures. The carrying value for futures is the initial margin, which was $15,920 and $14,328 at December 31, 2023 and 2022, respectively.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments are as follows:

December 31,		2023			2022
	Notional Value	Fair Value		Notional Value	Fair Value
		Gain	(Loss)		Gain	(Loss)

Currency swaps	$23,263	$2,341	$—	$23,263	$3,812	$—
Equity futures	445,112	1,133	—	181,474	795	—
Equity options	1,566,439	25,728	(68,755)	1,029,370	2,647	(1,044)
Inflation swaps	540,000	223	(3,005)	260,000	4,891	(6,092)
Interest rate futures	56,445	487	—	78,008	155	—
Interest rate swaps	16,829,800	989,307	(1,086,463)	11,075,800	1,038,767	(968,314)
Swaptions	1,650,000	308	(6,415)	1,170,000	3,024	(4,763)
Total return swaps	3,254,576	235,685	(450,353)	5,325,845	103,616	(324,832)
Treasury forwards	42,000	—	(2,010)	147,000	—	(13,438)

Total	$24,407,635	$1,255,212	$(1,617,001)	$19,290,760	$1,157,707	$(1,318,483)

2023 Statutory Financial Statements	Page 25

($ In Thousands)

Ye ars Ended December 31,	2023		2022
	Net Investment Income	Realized Capital Gains/(Losses)	Net Investment Income	Realized Capital Gains/(Losses)

Currency swaps	$781	$(18)	$877	$84
Equity options	—	20,444	—	(18,004)
Equity futures	—	(8,223)	—	(4,221)
Inflation swaps	391	6,454	4,318	850
Interest rate futures	—	1,420	—	(399)
Interest rate swaps	(41,271)	234,190	(15,085)	174,545
Swaptions	—	10,110	—	939
Total return swaps	30,255	(237,378)	9,876	13,767
Treasury forwards	—	(12,417)	—	(16,874)
Treasury swaps	—	—	1,225	(30,226)

Total	$(9,844)	$14,582	$1,211	$120,461

1	$35 and $— of the realized capital gains/(losses) were transferred to the IMR for the years ended December 31, 2023 and 2022, respectively.

The change in unrealized capital (losses)/gains for derivative instruments are as follows for the years ended December 31:

	2023	2022

Currency swaps	$(1,471)	$1,453
Equity options	(19,735)	(13,197)
Inflation swaps	(5,706)	(925)
Interest rate swaps	(176,695)	(151,869)
Swaptions	1,638	(854)
Total return swaps	6,549	150,295
Treasury forwards	11,429	(12,614)
Treasury swaps	—	23,704

Total	$(183,991)	$(4,007)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2023 and 2022, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2023 and 2022, the Company pledged net collateral of $533,412 and $209,739, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

As of December 31, 2023 and 2022, the Company pledged collateral for futures contracts of $15,920 and $5,277, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a

Page 26	The Penn Mutual Life Insurance Company

($ In Thousands)

measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 6. FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.
Level 2

Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3

Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a monthly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

2023 Statutory Financial Statements	Page 27

($ In Thousands)

BONDS The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with a valuation that utilizes market information and activity. These securities are recorded in Level 2 in the Company’s fair value hierarchy. As of December 31, 2023, there were 2 debt securities carried at fair value of $221 that were valued in this manner. As of December 31, 2022, there was 1 debt security carried at fair value of $4,867 that was valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain structured securities that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain structured securities priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

EQUITY SECURITIES Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services. Accordingly, these securities are classified within Level 2 of the Company’s fair value hierarchy. Preferred stock that is priced using less observable inputs are generally classified within Level 3 of the fair value hierarchy.

Page 28	The Penn Mutual Life Insurance Company

($ In Thousands)

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures are valued using quoted prices in active markets and are classified within Level 1 of the Company’s fair value hierarchy.

Derivative positions traded in the OTC and cleared OTC derivative markets, where fair value is determined by third party independent services, are classified within Level 2. These investments include: interest rate swaps, currency swaps, Treasury swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors, discounted cash flow models and/or recent trading activity. Prices are reviewed by investment professionals through comparison with directly observed recent market trades, comparison with valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to observations of those inputs in the market.

SEPARATE ACCOUNT ASSETS Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2023	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Commercial MBS	$—	$1,450	$—	$1,450
SVO Identified Funds	406	—	—	406

Total Bonds	406	1,450	—	1,856
Preferred Stock	24,706	5,305	—	30,011
Common stock — unaffiliated	67,345	—	3,075	70,420
Derivatives:
Futures	17,540	—	—	17,540
Options	—	26,036	—	26,036
Swaps	—	1,227,556	—	1,227,556

Total derivatives	17,540	1,253,592	—	1,271,132

Total investments	109,997	1,260,347	3,075	1,373,419
Separate account assets	8,803,569	—	—	8,803,569

Total assets	$8,913,566	$1,260,347	$3,075	$10,176,988

Liabilities:
Derivatives:
Options	$—	$(68,755)	$—	$(68,755)
Forwards	—	(2,010)	—	(2,010)
Swaps	—	(1,546,236)	—	(1,546,236)

Total liabilities	$—	$(1,617,001)	$—	$(1,617,001)

2023 Statutory Financial Statements	Page 29

($ In Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2022	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Commercial MBS	$—	$1,438	$—	$1,438
SVO Identified Funds	388	—	—	388

Total Bonds	388	1,438	—	1,826
Preferred Stock	23,182	4,972	937	29,091
Common stock – unaffiliated	35,793	—	6,764	42,557
Derivatives:
Futures	950	—	—	950
Options	—	2,647	—	2,647
Swaps	—	1,154,110	—	1,154,110

Total derivatives	950	1,156,757	—	1,157,707

Total investments	60,313	1,163,167	7,701	1,231,181
Separate account assets	8,091,620	—	—	8,091,620

Total assets	$8,151,933	$1,163,167	$7,701	$9,322,801

Liabilities:
Derivatives:
Options	$—	$(1,044)	$—	$(1,044)
Forwards	—	(13,438)	—	(13,438)
Swaps	—	(1,304,001)	—	(1,304,001)

Total liabilities	$—	$(1,318,483)	$—	$(1,318,483)

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

There were 0 securities transferred out of Level 3 for the year ended December 31, 2023.

Page 30	The Penn Mutual Life Insurance Company

($ In Thousands)

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2023 and 2022 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2023	$937	$6,764	$7,701
Transfers in	—	—	—
Transfers out	—	—	—
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	—	—
(Sales)	(937)	(3,689)	(4,626)

Balance, December 31, 2023	$—	$3,075	$3,075

	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2022	$6,687	$4,871	$11,558
Transfers in	—	—	—
Transfers out	(5,000)	—	(5,000)
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	—	—
Surplus	—	—	—
Amortization/Accretion	—	—	—
Purchases/(sales):
Purchases	—	1,893	1,893
(Sales)	(750)	—	(750)

Balance, December 31, 2022	$937	$6,764	$7,701

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2023:

	Fair Value	Valuation Technique		Significant Unobservable Inputs	Rate/Range or / weighted avg.

Assets:
Investments

Preferred stock	$—	Cost		Not available	N/A
Common stock:
Unaffiliated	$—	Cost		Not available	N/A
FHLB Stock	3,075	Set by issuer-FHLB-PGH	(1)	Not available	N/A

Total investments	$3,075

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

2023 Statutory Financial Statements	Page 31

($ In Thousands)

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy, in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2023	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$13,770,068	$14,731,578	$507,768	$13,071,105	$191,195
Preferred stock	46,374	47,867	41,069	5,305	—
Common stock-unaffiliated	70,420	70,420	67,345	—	3,075
Cash and short-term investments	464,241	464,241	464,241	—	—
Derivatives	1,271,132	1,271,132	17,540	1,253,592	—
Separate Account assets	8,803,569	8,803,569	8,803,569	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,741,564	$2,832,281	$—	$—	$2,741,564
Derivatives	—	—	—	—	—
Separate Account liabilities	8,803,569	8,803,569	8,803,569	—	—

2022	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$12,270,040	$13,672,878	$743,570	$11,342,670	$183,800
Redeemable preferred stock	48,264	51,966	38,496	8,832	936
Common stock-unaffiliated	42,557	42,557	35,793	—	6,764
Cash and short-term investments	376,029	376,029	376,029	—	—
Derivatives	1,157,706	1,172,035	950	1,156,756	—
Separate Account assets	8,091,620	8,091,620	8,091,620	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,495,955	$2,552,277	$—	$—	$2,495,955
Derivatives	1,318,483	1,318,483	—	1,318,483	—
Separate Account liabilities	8,091,620	8,091,620	8,091,620	—	—

Page 32	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 7. LIFE RESERVES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s life reserves are illustrated below as of December 31:

	General Account			Separate Account
December 31, 2023	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$263,845	$262,687	$264,941	$—	$—	$—
Universal Life with Secondary
Guarantees	1,973,433	1,912,661	4,845,901	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,466,858	1,454,060	1,642,075	—	—	—
Other Permanent Cash Value Life
Insurance	—	7,748,789	8,595,424	—	—	—
Variable Universal Life	336,307	319,163	317,456	1,182,435	1,174,230	1,174,230
Miscellaneous Reserves	—	—	22,489	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	392,146	—	—	—
Accidental Death Benefits	—	—	225	—	—	—
Disability — Active Lives	—	—	35,226	—	—	—
Disability — Disabled Lives	—	—	13,250	—	—	—
Miscellaneous Reserves	—	—	84,165	—	—	—

Total	4,040,443	11,697,360	16,213,298	1,182,435	1,174,230	1,174,230
Less: Reinsurance ceded	3,230,984	3,174,907	5,262,855	—	—	—

Net	$809,459	$8,522,453	$10,950,443	$1,182,435	$1,174,230	$1,174,230

Life reserves of $367,561 with surrender charges of 5% or more as of December 31, 2023 will have less than a 5% surrender charge in 2024.

2023 Statutory Financial Statements	Page 33

($ in Thousands)

	General Account			Separate Account
December 31, 2022	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve

Subject to Discretionary Withdrawal,
Surrender Values, or Policy Loans:
Universal Life	$342,279	$341,283	$344,474	$—	$—	$—
Universal Life with Secondary
Guarantees	1,961,941	1,888,725	4,673,352	—	—	—
Indexed Universal Life with
Secondary Guarantees	1,443,753	1,422,171	1,594,470	—	—	—
Other Permanent Cash Value Life
Insurance	—	6,633,446	7,565,081	—	—	—
Variable Universal Life	298,965	283,928	281,476	1,031,034	1,021,846	1,021,846
Miscellaneous Reserves	—	—	28,473	—	—	—

Not Subject to Discretionary
Withdrawal or No Cash Values:
Term Policies without Cash Value	—	—	391,249	—	—	—
Accidental Death Benefits	—	—	225	—	—	—
Disability — Active Lives	—	—	31,595	—	—	—
Disability — Disabled Lives	—	—	13,610	—	—	—
Miscellaneous Reserves	—	—	69,203	—	—	—

Total	4,046,938	10,569,553	14,993,208	1,031,034	1,021,846	1,021,846
Less: Reinsurance ceded	3,266,725	3,190,539	5,097,291	—	—	—

Net	$780,213	$7,379,014	$9,895,917	$1,031,034	$1,021,846	$1,021,846

Note 8. RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2023	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	251,995	—	251,995	2%
At fair value	—	7,372,385	7,372,385	68%

Subtotal	251,995	7,372,385	7,624,380	70%

At book value — without adjustment	1,552,590	—	1,552,590	14%
Not subject to discretionary withdrawal	1,516,043	134,783	1,650,826	15%

Total annuity reserves and deposit liabilities gross	3,320,628	7,507,168	10,827,796	100%

Less: Reinsurance ceded	142,487	—	142,487

Total Annuity Reserves and Deposit Liabilities, Net	$3,178,141	$7,507,168	$10,685,309

Page 34	The Penn Mutual Life Insurance Company

($ in Thousands)

Annuity and deposit-type contract reserves of $4,649 with surrender charges of 5% or more as of December 31, 2023 will have less than a 5% surrender charge in 2024.

2022	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	198,904	—	198,904	2%
At fair value	—	6,762,724	6,762,724	67%

Subtotal	198,904	6,762,724	6,961,628	69%

At book value — without adjustment	1,778,423	—	1,778,423	18%
Not subject to discretionary withdrawal	1,219,375	187,961	1,407,336	14%

Total annuity reserves and deposit liabilities gross	3,196,702	6,950,685	10,147,387	100%

Less: Reinsurance ceded	168,822	—	168,822

Total Annuity Reserves and Deposit Liabilities, Net	$3,027,880	$6,950,685	$9,978,565

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2023	2022

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$139,051	$151,609
Policyholders’ reserves — individual annuities	2,411,825	2,163,661
Liabilities for deposit-type contracts	603,553	628,247
VM-21 reserves	23,712	84,363

Subtotal	3,178,141	3,027,880

Separate Account Annual Statement:
Annuities	7,507,168	6,950,685
Supplementary contracts with life contingencies	—	—
Other annuity contract-deposit-funds	—	—

Subtotal	7,507,168	6,950,685

Total Reserves	$10,685,309	$9,978,565

As of December 31, 2023 and 2022, the Company has recorded reserves of $- and $100,263, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

2023 Statutory Financial Statements	Page 35

($ in Thousands)

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2023	2022

Account value	$6,973,547	$6,395,190
Net amount at risk	82,767	328,912

The Company has variable annuity contracts that have GMAB, GMWB, and GMAB/GMWB Rider options. The Company also has fixed indexed annuity contracts that have GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2023:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,624	$283,169	$273,599
GMWB	11,456	2,886,842	2,830,990
GMWB w/ DB	1,012	227,514	221,070
GMWB w/ inflation	9,695	2,188,828	2,167,414
GMWB w/ inflation w/ DB	279	61,001	59,959
GMAB/GMWB	1,945	363,782	363,629

Total	26,011	$6,011,136	$5,916,661

The following table summarizes the account values for the different benefit types as of December 31, 2022:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,624	$245,587	$236,610
GMWB	11,689	2,628,664	2,571,329
GMWB w/ DB	991	196,031	189,974
GMWB w/ inflation	10,070	2,064,335	2,042,028
GMWB w/ inflation w/ DB	260	53,116	52,158
GMAB/GMWB	2,123	368,769	368,580

Total	26,757	$5,556,502	$5,460,679

Variable annuity reserves for living and death benefits are based on the methodology specified in Valuation Manual – 21: Requirements for Principle-Based Reserves for Variable Annuities (VM-21), which specifies the reserve as the Company Stochastic Reserve plus the Additional Standard Projection Amount. The individual policy reserve is floored at cash surrender value. The Company Stochastic Reserve is based on the Conditional Tail Expectation (“CTE”) 70% of 1,000 stochastically generated interest rate and equity return scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the Company Stochastic Reserve. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. The Additional Standard Projection Amount requires prescribed assumptions to be used in place of

Page 36	The Penn Mutual Life Insurance Company

($ in Thousands)

Company assumptions for most key assumptions. The reserve also requires the projection of in-force general account assets and assets from reinvested cash flows. The key assumptions needed in valuing the assets, including the maximum reinvestment earned rate spreads and default rates, are prescribed. In addition, the method for projecting interest rates and equity returns is prescribed for both the Company Stochastic Reserve calculation and the Additional Standard Projection Amount calculation. The final reserve balance for policies that fall within the scope of VM-21, which covers both Living and Death Benefit guarantees, is $6,892,559 and $6,373,834, as of December 31, 2023 and 2022, respectively. During 2023 and 2022, there were $2,993 and $2,373 reserves released as a result of the annual assumption review.

Fixed indexed annuity reserves for living benefits are based on the methodology specified in Actuarial Guideline XXXV, which specifies the reserve as the sum of the non-elective benefit reserve and the elective benefit reserve. The elective benefit reserve is calculated using the elective benefit path that results in the highest present value of future benefits. The final reserve balance for policies that fall within the scope of Actuarial Guideline XXXV is $60,252 and $64,912, as of December 31, 2023 and 2022, respectively.

Note 9. BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and financial professionals, and their beneficiaries and covered dependents.

OTHER PLANS The Company has non-qualified deferred compensation plans that permit eligible key employees, financial professionals, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus.

BENEFIT OBLIGATIONS Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

2023 Statutory Financial Statements	Page 37

($ in Thousands)

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$147,378	$195,103	$11,012	$16,913
Service cost	—	—	247	231
Interest cost	7,612	4,440	649	320
Actuarial loss/(gain)	5,435	(40,804)	3,992	(5,156)
Benefits paid	(11,666)	(11,361)	(2,995)	(1,296)

Projected benefit obligation at end of year	$148,759	$147,378	$12,905	$11,012

The discount rate was 5.14% at December 31, 2023 and 5.49% at December 31, 2022, which resulted in an actuarial loss on the benefit obligation for the Pension Plans during 2023.

The discount rate was 5.19% at December 31, 2023 and 5.53% at December 31, 2022, which resulted in an actuarial loss on the benefit obligation for Other Postretirement Healthcare Plans during 2023.

The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Discount rate (1)	5.14%	5.49%	5.19%	5.53%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2023 discount rates are 5.08%, 5.07%, and 4.98% for the various Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2023		2022
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.75%	6.75%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2030	2030

Page 38	The Penn Mutual Life Insurance Company

($ in Thousands)

PLAN ASSETS The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2023	2022	2023	2022

Change in plan assets:
Fair value of plans assets at beginning of year	$194,033	$230,758	$—	$—
Actual return on plan assets	22,835	(27,651)	—	—
Employer contribution	2,197	2,287	2,995	1,296
Benefits paid	(11,666)	(11,361)	(2,995)	(1,296)

Fair value of plan assets at end of year	$207,399	$194,033	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with the Company. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. The qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2023:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$386	$—	$—	$386
Bond funds	128,302	72,229	—	200,531
Money market funds	6,482	—	—	6,482

Total	$135,170	$72,229	$—	$207,399

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2022:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$58,429	$—	$—	$58,429
Bond funds	122,312	6,059	—	128,371
Money market funds	7,233	—	—	7,233

Total	$187,974	$6,059	$—	$194,033

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2023 was primarily focused on bonds. The target allocation for 2022 was a 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

2023 Statutory Financial Statements	Page 39

($ in Thousands)

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2023 and 2022 are as follows:

	2023 Target Allocation	2022 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category			2023	2022

Equity funds	—%	40.0%	0.2%	30.1%
Bond funds	100.0%	60.0%	96.7%	66.2%
Money market funds	—%	—%	3.1%	3.7%

Total	100.0%	100.0%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2023 and 2022 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Benefit obligation	$(148,759)	$(147,378)	$(12,905)	$(11,012)
Fair value of plan assets	207,399	194,033	—	—

Funded Status	$58,640	$46,655	$(12,905)	$(11,012)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Prepaid pension asset (nonadmitted)	$75,217	$63,949	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(16,577)	(17,294)	(12,905)	(11,012)

Funded Status	$58,640	$46,655	$(12,905)	$(11,012)

Page 40	The Penn Mutual Life Insurance Company

($ in Thousands)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2023	2022	2023	2022

Projected benefit obligation	$(132,182)	$(130,084)	$(16,577)	$(17,294)
Fair value of plan assets	207,399	194,033	—	—

Funded Status	75,217	63,949	(16,577)	(17,294)

Accumulated benefit obligation	$(132,182)	$(130,084)	$(16,577)	$(17,294)

SURPLUS ITEMS NOT YET RECOGNIZED The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Unrecognized prior service cost	$83	$103	$—	$185
Unrecognized actuarial (gain)/loss	44,759	50,574	(2,858)	(7,224)

Total	$44,842	$50,677	$(2,858)	$(7,039)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2023 and 2022, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2023	2022	2023	2022

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$50,677	$49,560	$(7,039)	$(1,697)
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	(20)	(20)	(186)	(441)
Net actuarial loss/(gain) arising during the period	(4,155)	2,675	3,992	(5,155)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(1,660)	(1,538)	375	254

Items not yet recognized as a component of net periodic benefit cost — current year	$44,842	$50,677	$(2,858)	$(7,039)

2023 Statutory Financial Statements	Page 41

($ in Thousands)

NET PERIODIC BENEFIT COST/(CREDIT) The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Service cost	$—	$—	$247	$231
Interest cost	7,612	4,440	649	320
Expected return on plan assets	(13,246)	(15,827)	—	—
Amortization of prior service cost/(credit)	20	20	185	441
Amortization of actuarial losses/(gains)	1,660	1,538	(375)	(254)

Total net periodic benefit (credit)/cost	$(3,954)	$(9,829)	$706	$738

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2023	2022	2023	2022

Discount rate for benefit obligations	5.49%	2.86%	5.52%	2.88%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2023		2022
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.50%	6.75%	6.75%	6.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.00%	5.00%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2030	2030	2030	2030

ACTUAL CONTRIBUTIONS AND BENEFITS The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2023	2022	2023	2022

Employer Contributions	$2,197	$2,287	$2,995	$1,296
Benefits Paid	$(11,666)	$(11,361)	$(2,995)	$(1,296)

CASH FLOWS The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2024, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $11,886 and $1,071, respectively.

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2023 and 2022. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2024	$11,886	$1,071
2025	11,845	1,086
2026	11,867	1,105
2027	11,905	1,147
2028	11,795	1,139
Years 2029-2033	56,279	5,214

DEFINED CONTRIBUTION PLANS The Company maintains three defined contribution pension plans for substantially all of its employees and full-time financial professionals. For two plans, designated contributions of up to 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time financial professionals. For the years ended December  31, 2023, and 2022, the expense recognized for these plans was $9,583 and $8,315, respectively.

Note 10. FEDERAL INCOME TAXES

The Company follows Statement of Statutory Accounting Principles No. 101 - Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2023 and 2022.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets, will be realized. The Company has not recorded a valuation allowance as of December 31, 2023 and 2022.

The components of deferred tax asset (“DTA”) and deferred tax liabilities (“DTL”) recognized by the Company are as follows as of December 31:

Description		2023			2022

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$474,131	$36,818	$510,949	$504,102	$14,627	$518,729

Adjusted gross DTAs	474,131	36,818	510,949	504,102	14,627	518,729
Adjusted gross DTAs nonadmitted	(74,580)	—	(74,580)	(40,179)	—	(40,179)

Subtotal admitted adjusted DTA	399,551	36,818	436,369	463,923	14,627	478,550
Gross DTL	(177,606)	(55,607)	(233,213)	(144,243)	(78,732)	(222,975)

Net admitted DTA/(DTL)	$221,945	$(18,789)	$203,156	$319,680	$(64,105)	$255,575

2023 Statutory Financial Statements	Page 43

($ in Thousands)

Description	Changes during 2023

	Ordinary	Capital	Total
Gross DTAs/(DTLs)	$(29,971)	$22,191	$(7,780)

Adjusted gross DTAs	(29,971)	22,191	(7,780)
Adjusted gross DTAs nonadmitted	(34,401)	—	(34,401)

Subtotal admitted adjusted DTA/(DTL)	(64,372)	22,191	(42,181)
Gross DTL	(33,363)	23,125	(10,238)

Net admitted DTA/(DTL)	$(97,735)	$45,316	$(52,419)

Admitted DTAs are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2023			2022

	Ordinary	Capital	Total	Ordinary	Capital	Total
Admitted DTA 3 Years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized in 3 years (lesser of 1 or 2):	$189,162	$13,994	$203,156	$240,978	$14,597	$255,575
1. Adjusted gross DTA expected to be realized	189,162	13,994	203,156	240,978	14,597	255,575
2. Adjusted gross DTA allowed per limitation threshold	—	—	399,208	—	—	355,534
Adjusted gross DTA offset by existing DTLs	210,390	22,823	233,213	222,975	—	222,975

Total admitted DTA realized within 3 years	$399,552	$36,817	$436,369	$463,953	$14,597	$478,550

Description	Changes during 2023

	Ordinary	Capital	Total
Admitted DTA 3 years:
Federal income taxes that can be recovered:
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):	$(51,816)	$(602)	$(52,418)
1. Adjusted gross DTA to be realized	(51,816)	(602)	(52,418)
2. Adjusted gross DTA allowed per limitation threshold	—	—	—
Adjusted gross DTA offset by existing DTLs	(12,585)	22,823	10,238

Total admitted DTA realized within 3 years	$(64,401)	$22,221	$(42,180)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2023	2022

Ratio percentage used to determine recovery period and threshold limitation amount	518%	435%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$3,405,206	$2,930,954

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

The impact of tax planning strategies on the determination of adjusted gross DTAs and net admitted DTAs is as follows:

	December 31, 2023			December 31, 2022				Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTAs	—%	100%	89%	—%	100%	3%	—%	—%	86%
Net admitted DTAs	—%	100%	91%	—%	100%	(25)%	—%	—%	116%

The Company’s tax planning strategies does not include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2023	2022

Current federal income tax expense/(benefit)	$(30,413)	$(3,579)
Income tax effect on realized capital gains/(losses)	(5,035)	(15,461)

Federal and foreign income taxes incurred	$(35,448)	$(19,040)

As reported on the capital gains and losses, net of tax as disclosed within the income statement, the Company’s accounting policy is to record tax expense or benefit as calculated pursuant to the Internal Revenue Code, adjusted for taxes transferred to the IMR reserve.

2023 Statutory Financial Statements	Page 45

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2023	2022	Change

DTAs resulting in book/tax differences in:
Ordinary:
Future policy benefits	$119,606	$125,975	$(6,369)
DAC	174,441	151,726	22,715
Deferred compensation	41,178	38,022	3,156
Nonadmitted assets	21,991	19,294	2,697
LIHTC credits	9,435	68,418	(58,983)
PML Reserve Financing	36,343	36,343	—
PML Reinsurance	56,658	60,741	(4,083)
Other- ordinary	14,479	3,583	10,896

Subtotal — Gross ordinary DTAs	474,131	504,102	(29,971)
Nonadmitted ordinary DTAs	(74,580)	(40,179)	(34,401)

Admitted ordinary DTAs	399,551	463,923	(64,372)
Capital:
Net Unrealized Investment Losses	22,750	—	22,750
Other — Capital	73	—	73
OTTI on Investments	13,995	14,627	(632)

Gross capital DTAs	36,818	14,627	22,191
Admitted capital DTAs	36,818	14,627	22,191

Admitted DTAs	436,369	478,550	(42,181)
DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(137,335)	(117,891)	(19,444)
Future Policy Benefits — 8 year spread	(12,137)	(18,176)	6,039
Other	(28,134)	(8,176)	(19,958)

Ordinary DTLs	(177,606)	(144,243)	(33,363)
Capital:
Alternative asset investments	(55,607)	(45,428)	(10,179)
Net unrealized investment gains	—	(33,304)	33,304

Capital DTLs	(55,607)	(78,732)	23,125

DTLs	(233,213)	(222,975)	(10,238)

Net deferred tax asset	$203,156	$255,575	$(52,419)

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2023	2022	Change

Total deferred tax assets	$510,949	$518,729	$(7,780)
Total deferred tax liabilities	(233,213)	(222,975)	(10,238)

Net deferred tax asset	$277,736	$295,754	$(18,018)

Tax effect of net unrealized gains/(losses)			(56,053)
Tax effect of postretirement liability			(61)

Change in net deferred income tax			$(74,132)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2023 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before Taxes	$114,647	$24,076	21.00%
Income from Affiliates	(96,963)	(20,362)	(17.76)%
Separate Account Dividend Received Deduction	(16,653)	(3,497)	(3.05)%
LIHTC	—	(3,837)	(3.35)%
Executive Benefits	(16,400)	(3,444)	(3.00)%
IMR Tax Adjustment	16,320	3,427	2.99%
Dividends Received Deduction	(2,155)	(452)	(0.39)%
Change in Valuation Basis	216,831	45,534	39.72%
Other	(13,148)	(2,761)	(2.27)%

Total	$202,479	$38,684	33.88%

Federal income taxes incurred		$(30,413)	(26.53)%
FIT expense/(benefit) on realized capital gains/losses		(1,563)	(1.36)%
FIT in IMR gains/losses		(3,472)	(3.02)%
Change in net deferred income tax		74,132	64.80%

Total Statutory Taxes		$38,684	33.88%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, and (3) low income housing tax credits.

The Company utilized $78,157 of the total LIHTC available at December 31, 2023. The Company now has $9,435 of LIHTC carryforwards as of December 31, 2023 that will begin to expire in 2040.

There was no income tax expense for 2023, 2022 and 2021 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

2023 Statutory Financial Statements	Page 47

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company PIA

Reinsurance Company of Delaware I

Vantis Life Insurance Company

Penn Insurance and Annuity Company of New York

Tax years 2020 and subsequent are subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2023 and 2022, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

On August 16, 2022, the Inflation Reduction Act of 2022 (Act) was passed by the US Congress and signed into law by President Biden. The Act includes a new corporate alternative minimum tax (CAMT) for tax years beginning after December 31, 2022. The Company has determined that they are a non-applicable reporting entity in 2023.

Note 11. REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Direct	Assumed	Ceded	Net Amount

December 31, 2023:
Premium and annuity considerations	$3,001,718	$13,704	$1,446,747	$1,568,675
Reserves and funds for payment of insurance and annuity benefits	19,764,727	3,978	5,630,366	14,138,339

December 31, 2022:
Premium and annuity considerations	$2,771,772	$11,831	$1,924,645	$858,958
Reserves and funds for payment of insurance and annuity benefits	18,408,702	4,229	5,480,114	12,932,817

The Company entered into a coinsurance funds withheld agreement with a certified, non-affiliated reinsurer, effective June 30, 2020, and amended October 1, 2020, to coinsure an existing block of Term and Universal Life policies on a quota share basis. In addition, this agreement reinsured on a YRT basis certain Universal Life policies on a quota share basis. The agreement generated an after-tax gain of $238,580, that was a direct increase to surplus. The after-tax gain is amortized into income over the emerging earnings of the business.

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, to coinsure an existing block of whole life policies on a 20% quota share basis. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis. The agreement generated an after-tax gain of $61,750, that was a direct increase to surplus and will be amortized into income. The agreement was amended on April 1, 2020 and generated an additional after-tax gain of $19,750, that was a direct increase to surplus. The after-tax gain is amortized into income over the emerging earnings of the business.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

Company as beneficiary. As of December 31, 2023 and 2022, the Company had a related reserve credit of $181,322 and $167,333, respectively, which was secured by investment grade securities with a market value of $255,627 and $238,951, respectively, held in trust.

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus. The after-tax gain was amortized into income over the emerging earnings of the business, and fully amortized in 2022.

INTERCOMPANY REINSURANCE The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2023		2022
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Modified Coinsurance	PIANY	$(42,473)	$(212,030)	$(48,295)	$(224,537)
YRT — Over retention	PIANY	3,481	937	2,771	543
Coinsurance Funds Withheld	PIA	(30,972)	(1,585,521)	(33,895)	(1,518,169)
Coinsurance — Inforce	PIA	(33,543)	(579,871)	(37,929)	(565,410)
Coinsurance	PIA	(95,937)	(1,273,467)	(92,718)	(1,293,105)
YRT — Over retention	PIA	4,932	668	4,239	584
YRT — Over retention	Vantis	61	81	13	52

Total		$(194,451)	$(3,649,203)	$(205,814)	$(3,600,042)

Coinsurance Modified Coinsurance — PIANY PML ceded to PIANY an inforce block of New York issued variable universal life and variable deferred annuity policies. The Company ceded 100% of the insurance risk, gross of inuring reinsurance.

YRT Over Retention — PIANY The Company assumes from PIANY the policies that result in retention greater than $300 per life, up to $7,500.

Coinsurance Funds Withheld — PIA At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIAre I, an authorized, affiliated reinsurer. The agreement generated an after-tax gain of $173,062, that was a direct increase to surplus and is amortized into income as earnings emerge.

Coinsurance — Inforce — PIA Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies. The Company ceded 100% of the risk, net of inuring reinsurance. The after-tax gain of $20,814 was a direct increase to surplus and has been fully amortized into income.

Coinsurance — PIA The Company cedes certain insurance risks to PIA on a coinsurance basis.

YRT — Over Retention — PIA The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 that resulted in retention greater than $1,000 per life.

YRT — Over retention — Vantis Effective April 12, 2021, the Company assumed from Vantis a quota share of 90% for term policies and 50% for whole life policies. If Vantis has reached its retention limit of $300 per life, the Company’s share will be 100% of the excess up to $5,000.

2023 Statutory Financial Statements	Page 49

($ in Thousands)

Note 12. RELATED PARTIES

The Company holds revolving loan agreements with affiliates.

Affiliate	Effective Date	Maturity Date	Maximum Amount	Current Interest Rate

JMS	March 1, 2009	March 2028	$65,000	Market Based at time of draw
JMS	September 1, 2016	September 2036	100,000	8%
JMS	December 1, 2018	December 2038	130,000	8%
JMS	December 1, 2018	December 2038	100,000	8%
PMAM	July 1, 2019	July 2039	100,000	Market Based at time of draw
JMS	August 19, 2021	August 2041	150,000	Market Based at time of draw
PMAM	August 31, 2021	August 2041	100,000	Market Based at time of draw
PMAM	June 22, 2022	June 2042	100,000	Market Based at time of draw
HTK	July 31, 2023	July 2042	20,000	Market Based at time of draw

The Company recorded $55,671 and $49,451 in interest income on these notes for the years ended December 31, 2023 and 2022, respectively. At December 31, 2023 and 2022, the Company had outstanding principle receivables of $708,000 and $650,000 and interest receivables of $14,229 and $14,469, respectively, relating to these agreements.

JMS has a line of credit with the Company. There was no outstanding balance as of December 31, 2023 and December 31, 2022.

In 2023, the Company formed 1847 Insurance Captive, LLC. 1847, which is domiciled in Delaware, currently provides Fidelity Bond, Cyber and Medical Stop Loss insurance coverages to the Company and its affiliates.

The Company’s investment in PMAM’s Private Funds/PMUBX at December 31, 2023 and 2022 of $118,665 and $108,695, respectively, represents a majority ownership of the funds and are considered affiliates.

The Company’s unconsolidated subsidiaries had combined assets of $17,805,153 and $15,839,682 and combined liabilities of $16,516,057 and $14,760,955 as of December 31, 2023 and 2022, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $140,423 and $74,434 and other intangible assets of $5,326 and $3,220 at December 31, 2023 and 2022, respectively.

The Company made the following capital contributions for 2023 and 2022, respectively:

December 31	2023	2022
	Capital Contributions	Capital Contributions

PIA	$30,000	$60,000
Vantis	—	35,000
1847	6,000	—
PIANY	—	15,000

Capital contributions were in the form of cash.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2023 and 2022, the total expenses incurred by subsidiaries under these agreements were $68,552 and $61,801, respectively. The Company received services from its subsidiary, Vantis, during 2023 and 2022, incurring expenses of $447 and $2,578, respectively. The net amount due to the Company was $15,267 and $16,272 at December 31, 2023 and December 31, 2022, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $18,566 and $12,688 for 2023 and 2022, respectively.

Page 50	The Penn Mutual Life Insurance Company

($ in Thousands)

Note 13. COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as December 31, 2023 and 2022 was $175. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES The Company has entered into other leases, primarily for field offices.

As of December 31, 2023 future minimum payments under noncancellable leases are as follows:

For the year ending:

2024	$6,989
2025	6,101
2026	3,871
2027	480
Thereafter	239

Rent expense was $4,658 and $8,221 as of December 31, 2023 and December 31, 2022, respectively.

COMMITMENTS In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2023, the Company had outstanding commitments totaling $315,738 relating to these investment activities. The fair value of these commitments approximates the face amount.

Note 14. SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2023 and through the financial statement issuance date of February 16, 2024 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

2023 Statutory Financial Statements	Page 51

About The PennMutual Life Insurance Company

For more than 175 years, Penn Mutual has been helping people get stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day.Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly-owned subsidiary Hornor, Townsend & Kent, LLC, member Fl NRA/SIPC.

Visit Penn Mutual at www.pennmutual.com.

© 2024 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com

PM1941	01/24